Sentinel Funds Prospectus

Dated March 31, 2009

as supplemented November 16, 2009

Class A, Class B, Class C, Class D and Class S

Sentinel Balanced Fund

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Conservative Allocation Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Growth Leaders Fund

Sentinel International Equity Fund

Sentinel Mid Cap Growth Fund

Sentinel Mid Cap Value Fund

Sentinel Short Maturity Government Fund

Sentinel Small Company Fund

Sentinel Small/Mid Cap Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Growth Opportunities Fund

This prospectus contains information you should know before investing, including information about risks.

Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Funds  National Life Drive  Montpelier, VT 05604

Table of Contents

Sentinel Balanced Fund

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Conservative Allocation Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Growth Leaders Fund

Sentinel International Equity Fund

Sentinel Mid Cap Growth Fund

Sentinel Mid Cap Value Fund

Sentinel Short Maturity Government Fund

Sentinel Small Company Fund

Sentinel Small/Mid Cap Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Growth Opportunities Fund

Disclosure of Portfolio Securities

Principal Investment Risks

Share Classes

Buying, Selling and Transferring Fund Shares

Pricing Fund Shares

Dividends, Capital Gains and Taxes

Investment Advisors and Portfolio Managers

Financial Highlights

The Privacy Policy of the Sentinel Funds, Sentinel Asset Management, Inc., Sentinel Financial Services Company and Sentinel Administrative Services, Inc. is included at the back of this booklet following the prospectus.

In this prospectus, each Sentinel Fund is referred to individually as a “Fund.” Sentinel Asset Management, Inc. (“Sentinel”) is the investment advisor for each Fund.  The Sentinel Mid Cap Value Fund is sub-advised by Steinberg Asset Management, LLC and the Sentinel Georgia Municipal Bond Fund is sub-advised by GLOBALT, Inc.

We cannot guarantee that any Fund will achieve its investment objective(s).

Sentinel Balanced Fund

Investment Objective.  The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Principal Investment Strategies.  The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock.  When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income.   Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.   The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk.   Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest categories of Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB).   It may also purchase bonds in the lowest rating categories (C for Moody’s and D for Standard and Poor’s) and comparable unrated securities.  However, it will only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if Sentinel believes the quality of the bonds is higher than indicated by the rating.  No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks).  Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable.  On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC.  In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.  While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions.  In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.  The Fund may participate in a securities lending program.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, general foreign securities risk, general fixed-income securities risk, government securities risk, dollar rolls risk, lower-quality bonds risk, zero-coupon and similar bonds risk, derivatives risk, not guaranteed risk, portfolio turnover risk, repurchase agreements risk, restricted and illiquid securities risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception) compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1938

Total Return (%)

0.5	8.6	-2.9	-9.7	22.0	7.7	5.4	11.8	8.0	-23.9
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 12.33% (quarter ended June 30, 2003) and the lowest return for a quarter was-13.84% (quarter ended December 31, 2008).

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares.  How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past 5 Years	Past 10 Years/ Since Inception
Return Before Taxes: Class A	-27.70	-0.19	1.46
Return After Taxes on Distributions: Class A	-28.05	-1.21	-0.01
Return After Taxes on Distributions and Sale of Fund Shares: Class A2	-17.70	-0.30	0.69
Return Before Taxes: Class B	-27.65	-0.40	1.50
Return Before Taxes: Class C	-25.36	-0.13	0.97
Standard & Poor’s 500 Index[3]	-37.00	-2.19	-1.38
Barclays Capital U.S. Aggregate Bond Index[4]	5.24	4.65	5.63
Return Before Taxes: Class D	-29.10	-0.26	1.16[1]
Standard & Poor’s 500 Index[3]	-37.00	-2.19	-1.38[1]
Barclays Capital U.S. Aggregate Bond Index[4]	5.24	4.65	5.64[1]

1    From inception on January 4, 1999.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

4   The Barclays Capital U.S. Aggregate Bond Index is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	4.00%[3]	1.00%[4]	6.00%[5]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[6]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class D
Management Fee[7]	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b‑1) Fees[8]	0.30%	1.00%	1.00%	0.75%[8]
Other Expenses	0.30%	0.57%	0.61%	0.79%
Acquired Fund Fees and Expenses	-	-	-	-
Total Annual Fund Operating Expenses	1.14%	2.11%	2.15%	2.08%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You may pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

4       If shares are redeemed on or before one year after purchase.

5       The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

6       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

7       The Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund’s average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $2 billion.

8          Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$610	$844	$1,096	$1,817
Class B (if you redeem)	614	961	1,334	1,965
Class B (if you do not redeem)	214	661	1,134	1,965
Class C (if you redeem)	318	673	1,154	2,483
Class C (if you do not redeem)	218	673	1,154	2,483
Class D (if you redeem)	811	1,152	1,519	2,410
Class D (if you do not redeem)	211	652	1,119	2,410

Sentinel Capital Growth Fund

Investment Objective.  The Fund seeks long-term growth of capital and, secondarily, current income.

Principal Investment Strategies.  The Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have above-average growth potential.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund’s current income objective, Sentinel also analyzes a company’s dividend-paying characteristics when selecting investments.  Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, securities lending risk and temporary defensive position risk.    You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to March 17, 2006 is based on the adjusted performance of its predecessor, the Bramwell Growth Fund, which had different expenses but substantially similar investment risks.

Inception:  19941

Total Return (%)

25.7	-2.4	-16.2	-20.2	20.4	4.4	5.0	8.4	15.8	-37.3
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 21.82% (quarter ended December 31, 1999) and the lowest return for a quarter was -19.63% (quarter ended December 31, 2008).

1Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-40.46	-3.93	-2.11
Return After Taxes on Distributions:
Class A	-40.47	-4.75	-2.92
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-26.28	-3.04	-1.66
Return Before Taxes: Class C	-38.82	-4.07	-2.53
Russell 1000® Growth Index[3]	-38.44	-3.42	-4.27
Standard & Poor’s 500 Index[4]	-37.00	-2.19	-1.38

1    Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006.  If it did, returns would be lower.  Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher estimated expenses of those shares.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3   The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth rates.

4    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[4]	None
Exchange Fees	None

Annual Fund Operating Expenses (as a percentage of average net assets)

	Class A	Class C
Management Fee[5]	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees[6]	0.30%	0.96%[6]
Other Expenses	0.34%	1.14%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	1.34%	2.80%

1       See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2       In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       If shares are redeemed on or before one year after purchase.

4     The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

5       The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

6       Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$630	$903	$1,197	$2,032
Class C (if you redeem)	383	868	1,479	3,128
Class C (if you do not redeem)	283	868	1,479	3,128

Supplemental Performance Information

The predecessor to the Fund was offered without a load.  Below is supplemental performance information for the Fund’s Class A shares without taking into account the front-end sales charge.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-37.33	-2.94	-1.61
Return After Taxes on Distributions:
Class A	-37.35	-3.77	-2.42
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-24.25	-2.22	-1.25
Russell 1000® Growth Index[3]	-38.44	-3.42	-4.27
Standard & Poor’s 500 Index[4]	-37.00	-2.19	-1.38

1    Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth Fund, which was offered without a sales charge.  Performance does not reflect the current sales charge or the increase in the maximum Rule 12b-1 fees for Class A shares.  If it did, returns would be lower.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3    The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth rates.

4    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

Sentinel Common Stock Fund

Investment Objective.  The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in common stocks.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, most of which pay regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk.   Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1934

Total Return (%)

3.1	10.5	-10.0	-17.0	29.4	9.5	7.2	16.0	9.4	-35.5
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 17.88% (quarter ended June 30, 2003) and the lowest return for a quarter was -21.75% (quarter ended December 31, 2008).

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-38.68	-1.79	0.06
Return After Taxes on Distributions:
Class A	-38.78	-2.67	-1.34
Return After Taxes on Distributions and Sale of Fund Shares:
Class A1	-24.97	-1.41	-0.21
Return Before Taxes: Class B	-38.73	-2.06	0.03
Return Before Taxes: Class C	-36.65	-1.74	-0.41
Standard & Poor’s 500 Index[2]	-37.00	-2.19	-1.38
Russell 1000® Index[3]	-37.60	-2.04	-1.09

1    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

3    The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)[1]	None[2]	4.00%[3]	1.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[5]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fee[6]	0.64%	0.64%	0.64%
Distribution and/or Service (12b‑1) Fees	0.30%	1.00%	1.00%
Other Expenses	0.22%	0.56%	0.39%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	1.16%	2.20%	2.03%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

4       If shares are redeemed on or before one year after purchase.

5       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

6          The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60%  per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$612	$850	$1,106	$1,839
Class B (if you redeem)	623	988	1,380	2,027
Class B (if you do not redeem)	223	688	1,180	2,027
Class C (if you redeem)	306	637	1,093	2,358
Class C (if you do not redeem)	206	637	1,093	2,358

Sentinel Conservative Allocation Fund

Investment Objective.  The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Principal Investment Strategies.  The Fund normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

1. INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund.  Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 45% of its total assets in U.S. dollar-denominated bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody’s) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds".  Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 50% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund generally sells a high-yield bond any time its spread tightens to a point where the portfolio manager believes it has become too expensive relative to other similar credits, or when a fundamental reassessment of the bond changes its rating category, generally downward.  The Fund may sell a stock if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation and/or to manage the size of the holding or the sector weighting.  The Fund generally may sell a foreign security when there is a deterioration of the five factors the portfolio manager uses to assess it.  The Fund may also sell a holding to meet redemptions or to take advantage of a more attractive investment opportunity.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, sector risk, general foreign securities risk, emerging markets risk, foreign banks and securities depositories risk, general fixed-income securities risk, dollar rolls risk, government securities risk, lower-quality bonds risk, zero-coupon and similar bonds risk, derivatives risk, not guaranteed risk, portfolio turnover risk, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 years and since inception compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  2003

Total Return (%)

7.9	1.0	9.6	6.6	-15.4
04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 5.22% (quarter ended December 31, 2004) and the lowest return for a quarter was -10.97% (quarter ended December 31, 2008).

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past Five Years	Since Inception[1]
Return Before Taxes: Class A	-19.66	0.44	3.48
Return After Taxes on Distributions: Class A	-20.49	-1.00	2.03
Return After Taxes on Distributions and Sale of Fund Shares: Class A2	-12.55	-0.25	2.33
Return Before Taxes: Class B	-19.46	0.31	3.43
Return Before Taxes: Class C	-16.93	0.63	3.60
Barclays Capital U.S. Aggregate Bond Index[3]	5.24	4.65	4.37
Standard & Poor’s 500 Index[4]	-37.00	-2.19	3.92

1   From inception on March 10, 2003.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3   The Barclays Capital U.S. Aggregate Bond Index is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

4    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	4.00%[3]	1.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fees[5]		None
Exchange Fees		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fee[6]	0.55%	0.55%	0.55%
Distribution and/or Service (12b‑1) Fees	0.30%	1.00%	1.00%
Other Expenses	0.31%	0.53%	0.45%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	1.16%	2.08%	2.00%

1   See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2    You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3    The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

4    If shares are redeemed on or before one year after purchase.

5   The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

6    The Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund’s average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and  0.35% per annum on such assets over $ 2 billion.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$612	$850	$1,106	$1,839
Class B (if you redeem)	611	952	1,319	1,958
Class B (if you do not redeem)	211	652	1,119	1,958
Class C (if you redeem)	303	627	1,078	2,327
Class C (if you do not redeem)	203	627	1,078	2,327

Sentinel Georgia Municipal Bond Fund

Investment Objective.  The Fund seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital.

Principal Investment Strategies.  The Fund normally invests at least 80% of its total assets in municipal securities that generate income that, in the opinion of counsel to the issuer of the security, is exempt from federal and Georgia state income taxes.  This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund.

The Fund may invest in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”).  If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.

GLOBALT, Inc. (“GLOBALT”), the Fund’s investment sub-advisor, will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of five to fifteen years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. GLOBALT considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining how much to invest in a specific type of municipal bond in the Fund’s portfolio. Duration adjustments are made relative to the Barclays Capital 10 Year Municipal Bond Index.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if GLOBALT believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.    The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: general fixed-income securities risk, derivatives risk, municipal lease risk, non-diversified risk, not guaranteed risk, related projects risk, securities lending risk, state-specific risk, taxability risk, temporary defensive position risk and U.S. territory-specific risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.

The performance of the Fund from October 12, 2001 to May 4, 2007 is based on the adjusted performance of its predecessor, the Synovus Georgia Municipal Bond Fund, and, prior to October 12, 2001, on the adjusted performance of a similarly managed collective investment fund, both of which had different expenses but substantially similar investment risks.

Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  19921

Total Return (%)

-1.5	7.7	3.1	9.0	4.1	1.9	0.8	2.6	2.9	0.6
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter for the Fund was 4.58% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.55% (quarter ended June 30, 2004).

1Inception date reflects the inception of the Fund’s predecessors.

Average Annual Total Return

The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for Class A shares of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as tax-advantaged education savings accounts, including qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years/Since Inception
Return Before Taxes: Class A	-3.47	0.92	2.66
Barclay’s Capital 10 Year Municipal Bond Index[2]	1.52	3.47	4.69
Return Before Taxes: Class A	-3.47	0.92	1.98 [4]
Return After Taxes on Distributions: Class A	-3.51	0.86	1.88 [4]
Return After Taxes on Distributions and Sale of Fund Shares: Class A3	-1.64	1.14	2.04 [4]
Barclays Capital 10 Year Municipal Bond Index[2]	1.52	3.47	4.29 [4]

1The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992.   Performance for the Class A shares (a) from December 21, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Class A shares and (b) from October 12, 2001 to December 12, 2001 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares, both adjusted for the current maximum sales charge.  Performance for the Class A shares prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales charge.  The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions.  Therefore, after tax returns are only provided from October 12, 2001.

2   The Barclays Capital 10 Year Municipal Bond Index is a market-weighted index based on municipal bonds having approximate maturity of ten years.

3    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

4    Since October 12, 2001.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[3]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee[4]	0.45%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	2.07%
Acquired Fund Fees and Expenses	-
Total Annual Fund Operating Expenses[5]	2.72%

1 See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2 In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

4The Fund pays an advisory fee at the rate of 0.45% per annum on the first $1 billion of the Fund’s average daily net assets; 0.40% per annum on the next $1 billion of such assets and 0.35% per annum of such assets over $2 billion.

5 Total Annual Fund Operating Expenses are restated from those of the predecessor fund for current fees.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 (actual Fund minimums may be higher) in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.

Examples have been restated from that of the predecessor fund for current fees.

1 year	3 years	5 years	10 years
$ 664	$ 1,210	$ 1,782	$ 3,329

Sentinel Government Securities Fund

Investment Objective.  The Fund seeks high current income while seeking to control risk.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in U.S. government securities.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in U.S. government bonds.  These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.  The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and may engage in dollar roll transactions both as described above for the Balanced Fund.

The Fund may also use repurchase agreements as a means of making short-term investments.  It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund's assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

Principal Investment Risks.  The Fund is principally subject to general fixed-income securities, government securities, dollar rolls, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1986

Total Return (%)

-3.5	12.6	6.9	10.6	2.9	4.7	2.3	4.2	7.7	7.1
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 4.49% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.96% (quarter ended March 31, 1999).

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

The Class C share returns prior to its inception are based on the adjusted returns of the Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	2.76	4.33	5.03
Return After Taxes on Distributions:
Class A	1.16	2.70	3.08
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	1.76	2.72	3.07
Class C	5.22	4.04	4.36
Barclays Capital U.S. Government Bond Index[3]	12.39	6.06	6.16
Barclays Capital U.S. Mortgage Backed Securities Index [4]	8.34	5.54	6.04

1     Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the maximum sales charge from 2% to 4%.  Prior to April 11, 2005, the Fund’s maximum Class A sales charge had been 4%.  The Class C share returns prior to June 1, 2006 are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

2          Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3          The Barclays Capital U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

4       The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[4]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee[5]	0.50%	0.50%
Distribution and/or Service (12b‑1) Fees	0.20%	0.99%[6]
Other Expenses	0.26%	0.36%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	0.96%	1.85%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       If shares are redeemed on or before one year after purchase.

4       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

5          The Fund pays an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities and Short Maturity Government Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and  0.35% per annum on such assets over $2 billion.

6          Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$494	$694	$910	$1,531
Class C (if you redeem)	288	582	1,001	2,169
Class C (if you do not redeem)	188	582	1,001	2,169

Sentinel Growth Leaders Fund

Investment Objective.  The Fund seeks long-term capital appreciation.

Principal Investment Strategies.  The Fund normally invests primarily in common stocks of 20 to 30 companies that Sentinel believes have above-average growth potential. This Fund is non-diversified, which means that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when  more attractive alternative investments surface.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, general foreign securities risk, derivatives risk, non-diversified risk, not guaranteed risk, repurchase agreements risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to March 17, 2006 is based on the adjusted performance of its predecessor, the Bramwell Focus Fund, which had different expenses but substantially similar investment risks.

Inception:  19991

Total Return (%)

-4.4	-18.3	-17.4	20.5	6.9	2.5	10.4	19.9	-33.5
00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 2001) and the lowest return for a quarter was -19.38% (quarter ended September 30, 2008).

1Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Since Inception[3]
Return Before Taxes: Class A	-36.78	-1.70	-1.74
Return After Taxes on Distributions:
Class A	-36.78	-1.78	-1.82
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-23.90	-1.40	-1.46
Return Before Taxes: Class C	-35.03	-2.14	-2.46
Russell 1000® Growth Index[4]	-38.44	-3.42	-6.04
Standard & Poor’s 500 Index[5]	-37.00	-2.19	-2.72

1    Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Focus Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006.  If it did, returns would be lower.  Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher estimated expenses of those shares.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3    Since October 31, 1999, when the Fund’s predecessor, the Bramwell Focus Fund, began operations.

4   The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth rates.

5    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[4]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee[5]	0.90%	0.90%
Distribution and/or Service (12b‑1) Fees	0.30%	0.97%[6]
Other Expenses	0.44%	1.23%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	1.64%	3.10%
Net Annual Fund Operating Expenses	1.64%	3.10%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2       In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       If shares are redeemed on or before one year after purchase.

4       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

5          The Fund pays an advisory fee at the rate of 0.90% per annum on the first $500 million of the Fund’s average daily net assets; 0.85% per annum on the next $300 million of such assets; 0.80% per annum on the next $200 million of such assets; 0.70% per annum on the next $1 billion of such assets; and 0.60% per annum of such assets over $2 billion.

6          Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$658	$991	$1,347	$2,346
Class C (if you redeem)	413	957	1,625	3,411
Class C (if you do not redeem)	313	957	1,625	3,411

Supplemental Performance Information

The predecessor to the Fund was offered without a load.  Below is supplemental performance information for the Fund’s Class A shares without taking into account the front-end sales charge.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Since Inception[5]
Return Before Taxes: Class A	-33.46	-0.69	-1.18
Return After Taxes on Distributions:
Class A	-33.46	-0.78	-1.27
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-21.75	-0.55	-1.00
Russell 1000® Growth Index[3]	-38.44	-3.42	-6.04
Standard & Poor’s 500 Index[4]	-37.00	-2.19	-2.72

1    Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Focus Fund, which was offered without a sales charge.  Performance does not reflect the current sales charge or the increase in the maximum Rule 12b-1 fees for Class A.  If it did, returns would be lower.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3   The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth rates.

4    The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

5    Since October 31, 1999, when the Fund’s predecessor, the Bramwell Focus Fund, began operations.

Sentinel International Equity Fund

Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in equity securities.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets.  The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

Sentinel applies a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Typically, the Fund has no more than double weight of the MSCI EAFE index or less than half the index in the largest countries in the index.

The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets. It normally will have substantial investments in European countries.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

The majority of the Fund’s trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts (ADRs) and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund generally may sell a security to meet redemptions, when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, general foreign securities risk, emerging markets risk, foreign banks and securities depositories risk, derivatives risk, not guaranteed risk, repurchase agreements risk, securities lending and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1993

Total Return (%)

27.3	-9.3	-16.2	-11.8	32.0	20.3	10.4	24.2	13.2	-43.0
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 17.09% (quarter ended June 30, 2003) and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).

Average Annual Total Return

The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-45.87	0.20	1.31
Return After Taxes on Distributions:
Class A	-46.02	-0.65	0.13
Return After Taxes on Distributions and Sale of Fund Shares:
Class A1	-29.62	0.51	0.99
Return Before Taxes: Class B	-45.91	-0.19	1.17
Return Before Taxes: Class C	-44.13	0.11	0.58
Morgan Stanley Capital International “EAFE” (Europe, Australasia, Far East) Index[2]	-43.38	1.66	0.80

1    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2   The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	4.00%[3]	1.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fees		2.00% on shares held for 30 calendar days or less
Exchange Fees		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
ManagementFee[5]	0.70%	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees	0.30%	1.00%	1.00%
Other Expenses	0.45%	0.82%	0.73%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	1.45%	2.52%	2.43%

1       See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

4       If shares are redeemed on or before one year after purchase.

5          The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$640	$936	$1,253	$2,148
Class B (if you redeem)	655	1,085	1,540	2,350
Class B (if you do not redeem)	255	785	1,340	2,350
Class C (if you redeem)	346	758	1,296	2,766
Class C (if you do not redeem)	246	758	1,296	2,766

Sentinel Mid Cap Growth Fund

Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in mid-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  The Fund seeks to invest in companies with solid management teams and favorable growth potential that are attractively valued. The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy.  Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth, (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost on capital and/or favorable liquidity characteristics and/or (4) have strong/leadership position within their industry. The Fund may invest up to 25% of its assets in stocks of companies within a single industry.   Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security generally to meet redemptions, when the portfolio manager believes that the security has reached an appropriate price or a valuation extreme as compared to historical averages and/or that the company will experience particular events and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, stocks of smaller companies risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years or since inception compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1969

Total Return (%)

38.3	0.1	-24.7	-24.7	41.8	12.0	3.4	4.5	21.4	-46.1
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 31.19% (quarter ended December 31, 2001) and the lowest return for a quarter was -33.54% (quarter ended September 30, 2001).

Average Annual Total Return

The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

The Class C share returns prior to its inception are based on the adjusted returns of the Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-48.75	-5.51	-1.76
Return After Taxes on Distributions:
Class A	-48.75	-5.51	-2.38
Return After Taxes on Distributions and Sale of Fund Shares:
Class A1	-31.69	-4.60	-1.73
Return Before Taxes: Class B	-48.95	-6.00	-1.86
Return Before Taxes: Class C2	-47.20	-5.72	-2.41
Russell Midcap Index[3]	-41.46	-0.71	3.18
Russell Midcap Growth Index[4]	-44.32	-2.33	-0.19

1Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2 The Class C share returns prior to March 30, 2000 are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.

3 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization for the Russell 1000 Index.  The Mid Cap Growth Fund is replacing the Russell Midcap Growth Index with the Russell Midcap Index because Sentinel believes the Russell Midcap Index is a more appropriate measure of the Fund’s current investment strategy.

4The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	4.00%[3]	1.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fees [5]		None
Exchange Fees		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fee[6]	0.70%	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees	0.30%	1.00%	0.97%[7]
Other Expenses	0.45%	1.01%	0.90%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	1.45%	2.71%	2.57%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

4       If shares are redeemed on or before one year after purchase.

5       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

6          The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

7          Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$640	$936	$1,253	$2,148
Class B (if you redeem)	674	1,141	1,635	2,455
Class B (if you do not redeem)	274	841	1,435	2,455
Class C (if you redeem)	360	799	1,365	2,905
Class C (if you do not redeem)	260	799	1,365	2,905

Sentinel Mid Cap Value Fund

Investment Objective.  The Fund seeks long-term capital appreciation.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in mid-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor’s MidCap 400 Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices.  As of March 13, 2009, companies included in either the Standard & Poor’s MidCap 400 Index or the Russell Midcap Index had market capitalizations between $39.8 million and $15.3 billion.

In selecting investments for the Fund, Steinberg Asset Management, LLC (“Steinberg”), the Fund’s investment sub-advisor, focuses on issuers that it believes have a solid risk/return profile and can be purchased at attractive prices, with the potential to generate superior relative long term investment returns. These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria.  Steinberg’s research of these companies is theme-driven and focuses on companies that it believes are under-researched and selling for less than their “private transaction value,” i.e., the price an acquirer would pay to buy the company in its entirety. Steinberg evaluates whether a company’s underlying business value is likely to protect against long-term capital loss.

The Fund is “non-diversified,” and Steinberg expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest up to 25% of its net assets in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.  The Fund may participate in a securities lending program.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Steinberg believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

In selecting holdings to sell for the Fund, Steinberg evaluates shifts in the potential risks versus the potential rewards in continuing to hold an issuer.  Among the many factors that Steinberg considers in its evaluation are: increases in issuer share price limiting further potential gains, availability of new investment opportunities with other issuers offering a greater potential return, increased competition, adverse changes in the regulatory environment and poor execution by management.  Steinberg generally will sell out of a position over time as its risk versus reward calculation for a particular issuer reveals increasing  risk or decreasing reward potential.  Securities may also be sold to meet redemptions.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, stocks of smaller companies risk, general foreign securities risk, foreign banks and securities depositories risk, derivatives risk, non-diversified risk, not guaranteed risk, repurchase agreement risk, restricted and illiquid securities risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund from October 12, 2001 to May 4, 2007 is based on the adjusted performance of its predecessor, the Synovus Mid Cap Value Fund, and, prior to October 12, 2001, on the adjusted performance of a similarly managed collective investment fund, both of which had different expenses but substantially similar investment risks.

Inception:  20001

Total Return (%)

7.9	-12.6	35.1	21.5	13.1	16.9	12.2	-43.8
01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 18.40% (quarter ended June 30, 2003) and the lowest return for a quarter was -29.27% (quarter ended December 31, 2008 ).

1Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return

The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Since Inception
Return Before Taxes: Class A	-46.61	-0.77	5.12
Return Before Taxes: Class C	-44.78	-0.49	4.97
Russell Midcap Value Index[3]	-38.44	0.33	5.05
Return Before Taxes: Class A	-46.61	-0.77	2.76[4]
Return After Taxes on Distributions:
Class A	-46.64	-1.84	1.95[4]
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-30.25	-0.25	2.65[4]
Russell Midcap Value Index[3]	-38.44	0.33	4.58[4]

1   The Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000.   Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A or Class C shares, as applicable, adjusted for the current maximum sales charge.  Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, adjusted for the current maximum sales charge and higher expenses.  Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales charge.  The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions.  Therefore, after tax returns are only provided from October 12, 2001.  Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares.  If it had, returns would be lower.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3    The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

4  From October 12, 2001.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[4]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee[5]	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	0.30%	1.00%
Other Expenses	0.45%	0.48%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	1.50%	2.23%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       If shares are redeemed on or before one year after purchase.

4       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

5          The Fund pays an advisory fee at the rate of 0.75% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$645	$950	$1,278	$2,201
Class C (if you redeem)	326	697	1,195	2,565
Class C (if you do not redeem)	226	697	1,195	2,565

Sentinel Short Maturity Government Fund

Investment Objective.  The Fund seeks high current income and limited fluctuations in principal value.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities. Normally, the dollar-weighted average life of the Fund’s portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities.  It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit (“CD”) with maturities of one year or less; however, there can be no assurance that the Fund’s yield or total return will in fact be higher than these alternatives.  Money market instruments and CDs can also have different risks and expenses than those of the Fund.

The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and may engage in dollar roll transactions as described for the Balanced Fund.   The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which have limited original terms.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: general fixed-income securities risk, dollar rolls risk, government securities risk, zero-coupon and similar bonds risk, derivatives risk, not guaranteed risk and repurchase agreements risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years and since inception compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1995

Total Return (%)

3.0	7.7	6.5	6.7	1.5	2.3	1.2	3.7	5.7	5.2
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 3.14% (quarter ended September 30, 2001) and the lowest return for a quarter was -0.47% (quarter ended March 31, 2005).

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge.  How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

The Class S share returns prior to its inception are based on the adjusted returns of the Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	4.12	3.39	4.22
Return After Taxes on Distributions:
Class A	2.54	1.77	2.30
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	2.65	1.93	2.42
Return Before Taxes: Class S	4.69	3.14	3.75
Barclays Capital 1-3 Yr. Government Bond Index[3]	6.66	4.11	4.81
Barclays Capital U.S. Mortgage Backed Securities Index [4]	8.34	5.54	6.04

1       Class A returns  prior to June 1, 2006, have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%.  If they had, those returns would be higher.  The Class A returns shown above are based on the 1% maximum sales charge effective January 1, 2009, and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008.  If they were, the returns would be lower.  The Class S share returns prior to March 4, 2005 are based on the returns of the Class A shares adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.

2          Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes  on distribution when a net capital loss occurs upon the redemption of fund shares.

3       The Barclays Capital 1-3 Year Government Bond Index is composed of securities from the Barclays Capital Government Bond Index with maturities between one and three years.

4          The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	None
	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
	Redemption Fees[3]	None
	Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class S
Management Fee[4]	0.50%	0.50%
Distribution and/or Service (12b‑1) Fees	0.25%	0.75%
Other Expenses	0.29%	0.20%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	1.04%	1.45%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

4          The Fund pays an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities and Short Maturity Government Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and  0.35% per annum on such assets over $2 billion.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 (actual Fund minimums may be higher) in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$205	$428	$668	$1,358
Class S	148	459	792	1,735

Sentinel Small Company Fund

Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in small-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders.  For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion.  The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Fund’s holdings as of February 28, 2009 was approximately $1.2 billion.  Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard & Poor’s SmallCap 600 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.   The Fund attempts to be well-balanced across major economic sectors.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund’s policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund’s best interest to do so. The Fund’s turnover rate is not expected to exceed 100% annually.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, stocks of smaller companies risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, restricted and illiquid securities risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years and since inception compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  1993

Total Return (%)

15.1	39.1	4.8	-14.1	38.1	16.0	7.9	15.5	8.3	-32.3
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 20.85% (quarter ended December 31, 2001) and the lowest return for a quarter was -24.08% (quarter ended December 31, 2008).

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

The Class C share returns prior to its inception are based on the adjusted returns of the Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-35.63	0.13	7.20
Return After Taxes on Distributions:
Class A	-35.63	-1.14	5.31
Return After Taxes on Distributions and Sale of Fund Shares:
Class A1	-23.16	0.21	5.66
Return Before Taxes: Class B	-35.62	0.02	7.13
Return Before Taxes: Class C2	-33.46	0.32	6.70
Russell 2000® Index[3]	-33.79	-0.93	3.02
Standard & Poor’s SmallCap 600 Index[4]	-31.07	0.88	5.18

1Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2 The Class C share returns prior to July 9, 2001 are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s higher expenses.

3The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000® Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.

4The Standard & Poor’s SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	4.00%[3]	1.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fees		2.00% on shares held for 30 calendar days or less
Exchange Fees		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fee[5]	0.62%	0.62%	0.62%
Distribution and/or Service (12b‑1) Fees	0.30%	1.00%	1.00%
Other Expenses	0.30%	0.47%	0.37%
Acquired Fund Fees and Expenses	-	-	-
Total Annual Fund Operating Expenses	1.22%	2.09%	1.99%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

4       If shares are redeemed on or before one year after purchase.

5          The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$618	$868	$1,137	$1,903
Class B (if you redeem)	612	955	1,324	1,993
Class B (if you do not redeem)	212	655	1,124	1,993
Class C (if you redeem)	302	624	1,073	2,317
Class C (if you do not redeem)	202	624	1,073	2,317

Sentinel Small/Mid Cap Fund

Investment Objective.  The Fund seeks growth of capital.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets in small-capitalization and/or mid-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders.  For this purpose, small- and mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations of between $100 million and $15 billion.  The Fund invests primarily in common stocks of small- and mid-sized companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Fund’s holdings as of February 28, 2009 was $1.9 billion.  Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard and Poor’s 1000 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.   The Fund attempts to be well-balanced across major economic sectors, but at times it may emphasize one or more particular sectors.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, stocks of smaller companies risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, restricted and illiquid securities risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s total return since inception compares with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since its inception.  Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception:  2007

Total Return (%)

-31.9
08

During the period(s) shown in the above bar chart, the highest return for a quarter was 2.67% (quarter ended June 30, 2008) and the lowest return for a quarter was -21.25% (quarter ended December 31, 2008).

Average Annual Total Return

The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008	Past One Year	Past 5 Years	Since Inception[1]
Return Before Taxes: Class A	-35.26	N/A	-32.87
Return After Taxes on Distributions:
Class A	-35.26	N/A	-32.87
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-22.92	N/A	-27.87
Return Before Taxes: Class C	-32.48	N/A	-29.59
Russell 2500 Index[2]	-36.79	N/A	-34.64
Standard & Poor’s 1000 Index[3]	-34.67	N/A	-32.55

1  For the period beginning December 3, 2007.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3   The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap.

4   The S&P 1000 combines two leading indices, the S&P MidCap 400 and the S&P SmallCap 600 to form an investable benchmark for the mid-small cap universe of the U.S. equity market.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	2.00% on shares held for 30 calendar days or less
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee[4]	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees[5]	0.03%	0.01%
Other Expenses	0.50%	0.51%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	1.23%	1.22%

1          See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2          You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3       If shares are redeemed on or before one year after purchase.

4          The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40%  per annum of such assets over $2 billion.

5          Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$619	$871	$1,142	$1,914
Class C (if you redeem)	224	387	670	1,477
Class C (if you do not redeem)	124	387	670	1,477

Sentinel Sustainable Core Opportunities Fund

Investment Objective:  The Fund seeks long-term capital appreciation.

Principal Investment Strategies.  The Fund normally invests at least 65% of its net assets in stocks of large-capitalization companies based in the U.S.  In this context, large-capitalization companies are companies with $8 billion or more in market capitalization.  The Fund may invest in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk.  The Fund favors companies that have a high degree of corporate responsibility.  Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time.  The Fund may invest up to 25% of its assets in stocks of companies within a single industry.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Sustainable and Responsible Investing.  The Fund employs a process of corporate, sustainable and environmental screening that is overseen by Sentinel’s in-house sustainable research department.  Through a disciplined process, Sentinel’s sustainable research analysts produce a detailed evaluation of corporate policies and practices.  First, Sentinel’s financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company. If a company passes the exclusionary screens, the company’s securities are eligible to be purchased by the Fund. Next, Sentinel’s sustainable research analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company’s securities are no longer eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund. As a result, the Fund may be required to sell securities based upon sustainable, environmental or corporate reasons when it may be financially disadvantageous to do so. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they:

• produce tobacco or tobacco products;

• produce alcoholic beverages;

• produce power from nuclear power plants or are primary suppliers for the industry;

• have material interests in the manufacture of weapons or weapons-specific components;

• are involved in gambling as a main line of business; and/or

• lack diversity at the level of the board of directors/senior management.

The Fund favors companies that:

• publish and enforce codes of conduct and vendor standards;

• promote equal opportunity, diversity and good employee relations;

• are sensitive to community concerns;

• seek alternatives to animal testing when not required by law; and/or

• have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds investments at any time without shareholder approval.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Performance (a) from September 24, 2001 to April 4, 2008 is based on the performance of the Standard shares of the Fund’s predecessor Citizens Value Fund, which had different expenses but substantially similar investment risks, and (b) prior to September 24, 2001 on the predecessor to the Citizens Value Fund, the Meyers Pride Value Fund.

Inception:  19961

Total Return (%)

28.3	-0.2	13.4	-40.5	33.5	11.4	7.9	15.9	7.1	-42.2
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 19.72% (quarter ended June 30, 1999) and the lowest return for a quarter was-24.98% (quarter ended June 30, 2002).

1Inception date reflects the inception of the Fund’s predecessors.

Average Annual Total Return

The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund  The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares.  How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Performance (a) from September 24, 2001 to April 4, 2008 is based on the adjusted performance of the Standard shares of the Fund’s predecessor Citizens Value Fund, which had different expenses but substantially similar investment risks and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-45.12	-3.89	-0.55
Return After Taxes on Distributions: Class A	-45.16	-3.93	-1.62
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	-29.27	-3.26	-0.89
Return Before Taxes: Class C	-43.45	-3.82	-0.73
Standard & Poor’s 500 Index[3]	-37.00	-2.19	-1.38
Russell 1000 Index[4]	-37.60	-2.04	-1.09

1Performance for the Fund (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008.  If it did, returns would be lower.  Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares.

2            Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

4The Russell 1000® Index  measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[4]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class	Class A	Class C
Management Fee[5]	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	0.02%[6]
Other Expenses	0.35%	1.73%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses[7]	1.35%	2.45%

1 See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2 In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3 If shares are redeemed on or before one year after purchase.

4 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

5 The Sustainable Core Opportunities Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

6 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

7 Sentinel has contractually agreed to waive fees and/or reimbursed expenses so that the Total Annual Fund Operating expenses of the Fund’s Class I shares will not exceed 0.76% of average daily net assets until April 4, 2009. The other classes of shares of the Fund will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet its contractual agreement.

Examples

These examples are intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.  These examples assume that investors invest $10,000 in the Fund for the time periods indicated, that the Fund’s operating expenses remain the same, and that the investment has a 5% return each year. This assumption is not meant to indicate that investors will receive a 5% annual rate of return.  The annual return may be more or less than the 5% used in these examples.  Although the actual costs may be higher or lower, based on these assumptions the costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Examples have been restated from those of the predecessor fund based on current fees.

Class	1 year	3 years	5 years	10 years
Class A	$631	$906	$1,202	$2,043
Class C (if you redeem)	348	764	1,306	2,786
Class C (if you do not redeem)	248	764	1,306	2,786

Sentinel Sustainable Growth Opportunities Fund

Investment Objective:  The Fund seeks growth of capital.

Principal Investment Strategies.  The Fund normally invests at least 65% of its net assets in stocks of U.S. mid-capitalization companies, which are companies between $1 billion and $15 billion in market capitalization.  The Fund tries to invest in companies with favorable growth potential, with attractive pricing in relation to this growth potential, and experienced and capable management.  The Fund favors companies that have a high degree of corporate responsibility.  The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy.  Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth, (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost of capital and/or favorable liquidity characteristics, and/or (4) have a strong or leadership position within their industry.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may utilize an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security generally to meet redemptions, when the portfolio manager believes that the security has reached an appropriate price or a valuation extreme as compared to historical averages, when the portfolio manager believes that the company will experience particular events and/or to take advantage of a more attractive investment opportunity.

Sustainable and Responsible Investing.  The Fund employs a process of corporate, sustainable and environmental screening that is overseen by Sentinel’s in-house sustainable research department.  Through a disciplined process, Sentinel’s sustainable research analysts produce a detailed evaluation of corporate policies and practices.  First, Sentinel’s financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company. If a company passes the exclusionary screens, the company’s securities are eligible to be purchased by the Fund. Next, Sentinel’s sustainable research analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company’s securities are no longer eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund. As a result, the Fund may be required to sell securities based upon sustainable, environmental or corporate reasons when it may be financially disadvantageous to do so. While no investment is ever made solely based on qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they:

• produce tobacco or tobacco products;

• produce alcoholic beverages;

• produce power from nuclear power plants or are primary suppliers for the industry;

• have material interests in the manufacture of weapons or weapons-specific components;

• are involved in gambling as a main line of business; and/or

• lack diversity at the level of the board of directors/senior management.

The Fund favors companies that:

• publish and enforce codes of conduct and vendor standards;

• promote equal opportunity, diversity and good employee relations;

• are sensitive to community concerns;

• seek alternatives to animal testing when not required by law; and/or

• have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

Principal Investment Risks.  The Fund is principally subject to the following types of risks: stock market and selection risk, investment style risk, sector risk, smaller companies risk, general foreign securities risk, derivatives risk, not guaranteed risk, repurchase agreements risk, portfolio turnover risk, securities lending risk and temporary defensive position risk.  You could lose money by investing in the Fund.

Performance

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Performance prior to April 4, 2008 is based on the adjusted performance of the Standard shares of the Fund’s predecessor Citizens Emerging Growth Fund, which had different expenses but substantially similar investment risks.

Inception:  19941

Total Return (%)

68.1	-0.6	-33.0	-28.7	31.6	8.3	12.2	7.5	11.1	-48.3
99	00	01	02	03	04	05	06	07	08

During the period(s) shown in the above bar chart, the highest return for a quarter was 42.46% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.80% (quarter ended September 30, 2001).

1Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return

The table below compares for the periods shown the average annual returns of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund.    The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares.  How the Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2008 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2008.

Performance prior to April 4, 2008 is based on the adjusted performance of the Standard shares of the Fund’s predecessor Citizens Emerging Growth Fund, which had different expenses but substantially similar investment risks.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended December 31, 2008[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	-50.89	-6.55	-2.86
Return After Taxes on Distributions: Class A	-51.37	-6.73	-4.50
Return After Taxes on Distributions and Sale of Fund Shares Class A2	-32.48	-5.45	-2.92
Return Before Taxes: Class C	-49.30	-6.17	-2.97
Russell Mid Cap Growth Index[3]	-44.32	-2.33	-0.19

1    Performance for the Fund prior to its inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging Growth Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008.  If it did, returns would be lower.  Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares.

2    Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

3    The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less) [1]	None[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[4]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class	Class A	Class C
Management Fee[5]	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	0.06%[6]
Other Expenses	0.45%	1.68%
Acquired Fund Fees and Expenses	-	-
Total Annual Fund Operating Expenses	1.45%	2.44%

1 See “Share Classes- Purchase and Exchange Considerations” for additional information on deferred sales charges.  If you redeem by wire transfer, we assess a wire charge of $20.00.

2 You may pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

3 If shares are redeemed on or before one year after purchase.

4 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

5  The Sustainable Growth Opportunities Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

6 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Examples

These examples are intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.  These examples assume that investors invest $10,000 in the Fund for the time periods indicated, that the Fund’s operating expenses remain the same, and that the investment has a 5% return each year. This assumption is not meant to indicate that investors will receive a 5% annual rate of return.  The annual return may be more or less than the 5% used in these examples.  Although the actual costs may be higher or lower, based on these assumptions the costs would be as shown below.  Amounts shown do not reflect waivers or reimbursements.

Examples have been restated from those of the predecessor fund based on current fees.

Class	1 year	3 years	5 years	10 years
Class A	$640	$936	$1,253	$2,148
Class C (if you redeem)	347	761	1,301	2,776
Class C (if you do not redeem)	247	761	1,301	2,776

Disclosure of Portfolio Securities

A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information. Each Fund’s month-end top ten holdings are provided in the Funds’ Quarterly Reports posted at www.sentinelinvestments.com under “Forms & Literature”, “Performance” with at least a 15-day lag.

Principal Investment Risks

We cannot guarantee that any Fund’s investment objective will be achieved.  You can find additional information about the investment risks of the Funds in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus.  You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Principal Equity Securities Risks

Stock Market and Selection Risk.  Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel or Steinberg selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. The Capital Growth, Growth Leaders, International Equity, Mid Cap Growth, Small Company, Small/Mid Cap and Sustainable Growth Opportunities Funds focus on “growth” stocks.  The Mid Cap Value Fund focuses on “value” stocks.  The Common Stock Fund, the equity portion of the Balanced Fund and the Sustainable Core Opportunities Fund focus on both “growth” and “value” stocks, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.  Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.  The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk.   To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years.  In addition, the sectors that dominate the market change over time.  For more information on risks of a particular sector, consult the Funds’ Statement of Additional Information.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Small Company, Small/Mid Cap and Sustainable Growth Opportunities Funds and, to a lesser extent, the Mid Cap Growth and Mid Cap Value Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

General Foreign Securities Risk.  Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Allocation and International Equity Funds may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Conservative Allocation, International Equity and Mid Cap Value Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Principal Fixed-Income Securities Risks

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations.  While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Dollar Rolls Risk. The use of dollar rolls by the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds tends to increase the portfolio turnover of these Funds.  Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may  appreciate above the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to  release the counterparty from its contractual obligation.

Government Securities Risk.  Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA, FFCB, FHLB and FHLMC, to repay principal and to make interest payments on the securities in which the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds invest. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government.  In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Lower-Quality Bonds Risk.  The lower-quality bonds in which the Conservative Allocation Fund and, to a lesser extent the Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds.  Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities.  These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds).  Even though the Balanced, Conservative Allocation, Government Securities, and Short Maturity Government Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and, in order to qualify as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (Code) must distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Other Principal Investment Risks

Derivatives Risk.  Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Municipal Lease Risk.  Municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Georgia Municipal Bond Fund.

Non-diversified Risk.  The Georgia Municipal Bond, Growth Leaders and Mid Cap Value Funds are non-diversified funds, meaning that each may hold fewer securities than a diversified portfolio and may take larger positions in individual securities. As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Not Guaranteed Risk.  None of the Funds, including the Government Securities and Short Maturity Government Funds, is guaranteed or insured by the U.S. government.  The value of each Fund’s shares is expected to fluctuate.

Portfolio Turnover Risk. The Funds shown below had the following rates of portfolio turnover in their 2008 fiscal year:

Balanced	90%
Government Securities	458%

For these Funds, an active trading approach increases the Funds’ costs and may reduce the Funds’ performance.  It may also increase the amount of capital gains tax that you have to pay on the Funds’ returns.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”.  Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk.  Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel may determine that certain Rule 144A securities in which the Balanced and Conservative Allocation Funds invest are liquid securities under guidelines approved by the Funds’ Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable.  Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Related Projects Risk.  Because the Georgia Municipal Bond Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy productions), it bears the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

Securities Lending Risk.   Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security).  In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

State-specific Risk.  The Georgia Municipal Bond Fund is more susceptible to factors adversely affecting Georgia governmental entities, respectively, and the municipal bond market of that area than a municipal bond fund that is diversified nationally. The Fund is particularly sensitive to changes in the economic condition and governmental policies of the State of Georgia. For example, if the economic condition of a single significant industry within Georgia deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the value of the Fund’s shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Fund’s shares to fall.

Taxability Risk.  When the Georgia Municipal Bond Fund invests in municipal bonds, it expects to do so in reliance on an opinion of bond counsel to the issuer of each bond that the interest paid will be excludable from gross income for federal income tax purposes.  Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities.  In that event, the Internal Revenue Service may demand that the Fund pay taxes on such interest and, if the Fund agrees to do so, its yield could be adversely affected.  In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities, and possible penalties and interest.   If any municipal bond held by the Fund is deemed to pay interest subject to federal income tax, the Fund will attempt to dispose of the security as soon as practicable.  Interest income on certain “private activity” bonds is a preference item for shareholders subject to the federal alternative minimum tax.

In addition to the risk that a particular municipal bond may be found to be taxable, future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities.  Any such change could also affect the market price of such municipal bonds, and thus the value of an investment in the Fund.

Temporary Defensive Position Risk.  If a Fund, other than the Government Securities Fund or Short Maturity Government Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash.  If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

U.S. Territory-specific Risks.  The Georgia Municipal Bond Fund is susceptible to some extent to factors adversely affecting certain U.S. territories that issue securities that may be exempt from federal and, in certain circumstances, state and local taxes.

Guam: Guam’s economy is dependent on revenues from tourism, the U.S. military, and service industries. Its employment is concentrated in local government and federal jobs.  Natural disasters and a decrease in U.S. military operations may have a negative impact on Guam’s economy and Guam’s issuers.

Puerto Rico:  Historically, Puerto Rico’s economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code of 1986, as amended (“Code”). These tax incentives allowed tax credits for U.S. domestic corporations that conduct a large amount of business in Puerto Rico. However, these incentives have been phased out, which may decrease Puerto Rico’s competitive advantage for attracting new business, and negatively affect Puerto Rico’s economy. Economic difficulties in the United States and natural disasters could also have a negative impact on the overall economy of Puerto Rico, and negatively affect Puerto Rico issuers.

U.S. Virgin Islands: The U.S. Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment and on continued favorable U.S. tax laws. Natural disasters and economic difficulties in the United States could have a negative impact on the Virgin Islands’ tourism industry and may also have a negative impact on the overall economy of the Virgin Islands and Virgin Islands issuers.

The Funds are appropriate for investors who are comfortable with the risks described here.  The Funds are appropriate for long-term investors who are not concerned primarily with principal stability.

Share Classes

Sentinel Funds offer different pricing options to investors in the form of different share classes.  Through this Prospectus, you can learn about a Fund’s Class A, Class B, Class C, Class D and Class S Shares, as applicable.  Certain Sentinel Funds have created an additional class of stock, Class I shares, which are offered to eligible investors by separate prospectus and which are not subject to any sales charge.

Fund	Class A	Class B1	Class C	Class D1	Class S	Class I
Balanced	X	X	X	X		X
Common Stock International Equity Mid Cap Growth Small Company	X X X X	X X X X	X X X X			X X X X
Conservative Allocation	X	X	X
Capital Growth Government Securities Growth Leaders Mid Cap Value Small/Mid Cap Sustainable Core Opportunities Sustainable Growth Opportunities	X X X X X X X		X X X X X			X X X X X X X
Short Maturity Government	X				X
Georgia Municipal Bond	X					X

1Class B and Class D shares are not available for additional purchases, except by exchange (Class B shares only) or by reinvesting dividends and distributions.

You can compare the differences among the classes of shares using the table below.

Class	Sales Charge	Distribution and/or Service (12b-1) Fees	Conversion Feature
A	Maximum initial sales charge: • 1% Short Maturity Government[1]; • 4% Georgia Municipal Bond and Government Securities; and. • 5% all other Funds	• 0.20% fixed-income funds; • 0.25% Short Maturity Government; and • 0.30% all other Funds.	None.
B	CDSC of up to 4% for a maximum of six years.	1.00%	Class B shares convert to Class A shares automatically after the applicable CDSC period.
C	CDSC of 1% if redeemed in the first year.	1.00%	None.
D	CDSC of up to 6% for seven years	0.75%	Class D shares convert to Class A shares automatically at the end of the tenth year after purchase.
S	None.	0.75%	None.

1  Of the offering price on new purchases of $999,999 or less.  For sales of $1,000,000 and over there is no sales charge however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first eighteen months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more.  Purchases of less than $1 million must remain in the account for 90 days before they are eligible for an exchange.

This Prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge.  This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply.  If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.  CDSC schedules may change from time to time.  Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

•         the amount of the investment;

•         the intended length of the investment;

•         the type of Fund you want;

•         whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and

•         whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge.  If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares are only available by exchange from the Class B shares of another Sentinel Fund or by reinvesting dividends and distributions. Class B shares ultimately convert to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares are similar to the Class B shares, except that you are subject to a higher CDSC that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year.  Class D shares are not available for additional purchases except by reinvesting dividends and distributions.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.

Purchase and Exchange Considerations

There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999.

You should also consider that exchange privileges into other Sentinel Funds are more limited for classes other than Class A shares.   Class B shares may only be exchanged for another Sentinel Fund’s Class B shares or Class A shares of the Short Maturity Government Fund.   Class C shares may only be exchanged for another Sentinel Fund Class C shares or Class A shares of the Short Maturity Government Fund.   There are no exchange privileges for Class D shares.  Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Sentinel Fund, except Class A shares of the Short Maturity Government Fund. Although there are no exchange privileges between the Sentinel Funds and the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares in shares of the Sentinel Funds to qualify for waivers of sales charges.  Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information.

Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares.  Sentinel Financial Services Company and/or an affiliate make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families.  Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Class A Shares

Class A shares are generally subject to a front-end sales charge.

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.00% of the offering price (5.26% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value, Small Company, Small/Mid Cap, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds:

	Sales charge as a percentage of:
Invested Assets	offering price	net amount invested	Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Government Securities and Georgia Municipal Bond Funds:

	Sales charge as a percentage of:
Invested Assets	offering price	net amount invested	Reallowance
$0 to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.50%	3.63%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to 499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Short Maturity Government Fund:

	Sales charge as a percentage of:
Invested Assets	offering price	net amount invested	Reallowance
$0 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	-0-	-0-	-0-

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds’ distributor, Sentinel Financial Services Company, will pay intermediaries compensation of 1.00% for sales of up to $14,999,999 (for the Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed.  For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs. For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions any CDSC is imposed on the original cost of the shares redeemed.  If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see “Waiver or Reduction of a CDSC” below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Funds’ transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.  In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments in the Sentinel Funds that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. You may count purchases to be made by you, your spouse and your minor children.   The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then, we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Funds for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

•         current and former Directors of the Funds and predecessors to the Funds;

•         current and retired employees and Directors of Sentinel and its affiliates;

•         National Life Insurance Company employee benefit plans;

•         certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

•         registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

•         members of the immediate families of, or survivors of, all of these individuals;

•         non-profit organizations with which any of these persons are actively involved;

•         former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion; or

•         former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

~~•~~         investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;

•         clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

•         qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts ( Sentinel Financial Services Company may pay intermediaries compensation of 1.00% for sales of the Funds under this waiver and a CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within eighteen months of purchase);

•         investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel Administrative Services, Inc.; and

  investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by Sentinel Administrative Services, Inc. pursuant to the reinvestment privileges described in this Prospectus.  Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at www.sentinelinvestments.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plans.  The Class A shares of each Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value, Small Company, Small/Mid Cap, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds, (b) 0.20% of average daily net assets in the case of the Georgia Municipal Bond and Government Securities Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for servicing. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Class B Shares

Class B shares are no longer available for additional purchases, except that you may exchange your Class B shares of one Sentinel Fund for the Class B shares of another Sentinel Fund, if available, and reinvest dividends and distributions.  Class B shares may be exchanged for Class A shares of the Sentinel Short Maturity Government Fund.  The time during which the assets are in Class A shares of Short Maturity will count toward the time that must elapse before shares are eligible for other Class A Sentinel Funds and toward the time that results in a reduced CDSC.  Class A shares of  the Short Maturity Government Fund held as a result of an exchange from Class B funds may be exchanged back to available Class B shares of a Sentinel Fund.    The description below is intended for existing holders of Class B shares.

A CDSC will be imposed on Class B shares if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under “Waiver or Reduction of CDSC” below.

Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below.

Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds

	CDSC Percentage Year Since Purchase Payment Was Made
Purchase amount	1st	2nd	3rd	4th	5th	6th
up to $249,999	4%	4%	3%	2%	2%	1%
$250,000 to $499,999	3.5%	3%	2%	1%	1%
$500,000 to $999,999	3%	2%	1%	1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial Services Company receives any CDSC imposed on a redemption of Class B shares.

Distribution Plan. The Class B shares of the Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of the Fund will pay to Sentinel Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to intermediaries.  The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

The Class B shares service fee for the first year after a purchase will be used to recover a portion of the cost of the concession paid by Sentinel Financial Services Company to the selling intermediary, which portion of the concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in street name.

Conversion to Class A Shares. The Class B shares of the Fund automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Sentinel Fund from which they were exchanged.

Class C Shares

There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period.

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the lower of the purchase price  or the net asset value of the shares redeemed will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed in this Prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, because Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, International Equity, Mid Cap Growth, Small Company, Small/Mid Cap, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay a fee to Sentinel Financial Services Company at a maximum annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Sentinel Funds , except that Class C shares may also be exchanged for Class A shares of the Sentinel Short Maturity Government Fund.  The time during which the assets are in Class A shares of the Short Maturity Government Fund will count toward the time that results in a reduced CDSC.  Class A shares of  the Short Maturity Government Fund held as a result of an exchange from Class C funds may be exchanged back to available Class C shares of a Sentinel Fund.

Payments to Intermediaries. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

Class D Shares (Balanced Fund only)

Class D shares are no longer available for additional purchases, except that you may reinvest dividends and distributions. The description below is intended for existing holders of Class D shares of the Balanced Fund.

A CDSC will be imposed on Class D shares if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed below.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

CDSC schedule - Class D shares

	CDSC Percentage
	Year Since Purchase Payment Was Made
Purchase amount	1st	2nd	3rd	4th	5th	6th	7th
Any amount	6%	6%	5%	4%	4%	3%	2%

The CDSC waivers are listed below. We apply the same rules in determining a CDSC as we do for Class B shares.  Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class D shares. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of up to 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to intermediaries. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Class S Shares (Short Maturity Government Fund only)

There is no initial sales charge or CDSC on Class S shares.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value.  There is no initial sales charge.  There is also no CDSC. Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan.   The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for services. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

The Fund may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

•         Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

•         Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary’s death;

•         Required minimum distributions from a retirement account; and

•         For Class D shares, redemptions made under Systematic Withdrawal Plans for shares acquired on or after November 16, 1999 in amounts up to 8% annually.

•         Redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

Other Matters Relating to Distribution of Fund Shares

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.  Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Funds; or the type and nature of services or support furnished by the intermediary.  In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Funds.  Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Buying, Selling and Transferring Fund Shares

Purchasing Shares

You may purchase shares at net asset value (or Public Offering Price, if applicable), less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day it is open for business.

By Check

To purchase shares by check, make your check payable to the “Sentinel _________ Fund” or “Sentinel Funds” and mail it to:

                                                                                                        Express Mail:

Sentinel Administrative Services, Inc.                                      Sentinel Administrative Services, Inc.

P.O. Box 1499                                                                                One National Life Drive

Montpelier, VT 05601-1499                                                         Montpelier, VT 05604

To make your initial purchase by check, please also fill out an application (one is attached to this Prospectus) and return the application with your check.  All checks must be drawn in U.S. dollars on a U.S. bank.  The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries and U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you  have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business.  To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc.  Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds’ website at www.sentinelinvestments.com.  Purchases completed via the Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.”  Purchases completed via the Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Facsimile

Sentinel Administrative Services, Inc.  will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums

Fund/Class	Retirement Accounts		All Other Accounts		Automatic Investment Plan[1]
	Initial	Subsequent	Initial	Subsequent
Conservative Allocation	$1,000	$50	$5,000	$100	$100
Short Maturity Government (Class A)	$1,000	$50	$1,000	$50	$50
Short Maturity Government (Class S)	$1,000	$50	$50,000	$50	$50[2]
All other Funds	$1,000	$50	$1,000	$50	$50

1These also apply to investments through the Payroll Savings Plan.

2The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Except for the Short Maturity Government Fund, investment minimums are determined by Fund rather than Class.  These investment minimums apply to accounts held on the Funds’ records.  Intermediaries that maintain omnibus accounts on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts.  In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Funds’ Chief Compliance Officer and reported to the Fund Board.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge,  as of the close of business on the day your instructions are received prior to the close of the  NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail

If your shares are held directly with a Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1‑800-282-FUND (3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds’ automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.  You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting

If you own Class A shares of the Short Maturity Government Funds you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a per check minimum of $500 for Short Maturity Government. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Short Maturity Government Fund redemptions by checkwriting are taxable transactions.  Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.  Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes.  New checkbooks cannot be ordered within 30 days of an address change without a signature guarantee.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.  Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th or 25th day of each month.  If such date is not a business day, the withdrawal will occur on the immediately preceding business day.  Payments made by direct deposit are available any day.

Exchanging Shares

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc.  You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals.  Initial purchases of less than $1 million of the Short Maturity Government Fund and the Government Securities Fund must remain in the account for 90 days before they are eligible for an exchange.  New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund.  We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Sentinel Funds and the DIF U.S. Government Portfolio, there are certain reinvestment privileges that permit the direct reinvestment of certain proceeds of redemptions of the DIF U.S. Government Portfolio shares in shares of the Sentinel Funds to qualify for waivers of sales charges.  Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information.

Class A Shares

Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares. The normal minimum account sizes apply to new accounts opened by exchange.

Class B Shares

Class B shareholders may only exchange into Sentinel Funds that offer Class B shares or Class A shares of the Short Maturity Government Fund.

Class C Shares

Class C shareholders may only exchange into Sentinel Funds that offer Class C shares or Class A shares of the Short Maturity Government Fund.

Class D Shares

There are no exchange privileges with respect to Class D shares.

Class S Shares

If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Sentinel Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.  Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio

Persons who wish to invest in the DIF U.S. Government Portfolio, a money market fund distributed by Reich & Tang Distributors, Inc. which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Administrative Services, Inc.  Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the DIF U.S. Government Portfolio held in accounts maintained by Sentinel Administrative Services, Inc. in shares of Sentinel Funds (a “reinvestment”), as described below:

•         Investors in the DIF U.S. Government Portfolio who obtained shares through the reorganization of the Sentinel Government Money Market Fund, which occurred at the close of business November 13, 2009 (the “Reorganization”) and who either (a) held Class A shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization which had been subject to an initial sales charge or (b) held Class B shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization, may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•         Investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales charge may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•         Investors in Sentinel Funds may redeem Class B and Class D shares of such funds (as well as Class A shares that are subject to a CDSC) and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC.  Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•         Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC.  Upon the redemption of the shares of the U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege. The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund. Policies prohibiting short term or excessive trading apply.  The minimum amount for a reinvestment is $1,000.  However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.  A reinvestment will be a taxable event to the shareholder making such reinvestment.

Initial investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who redeem shares of the DIF U.S. Government Portfolio and use the proceeds to purchase shares of a Sentinel Fund will be treated as an initial purchaser of the Sentinel Fund’s shares.  The purchase of the Sentinel Fund’s shares will be subject to all applicable sales charges.

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S., they generally cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold or redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address then changes to a foreign address.

Redemptions in Kind

The Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.  We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.  In their discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates

The Funds are not required to and do not expect to issue share certificates.  If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. We may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.’s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.

Small Company Fund Closing

Sentinel currently intends to close the Fund to new investors when its assets consistently exceed $1.6 billion. Sentinel’s management constantly reviews capacity constraints for this Fund in view of liquidity of existing positions, analytical ability and capacity of the Small/ Mid Cap team, availability of attractive small capitalization stocks, and demand for the asset class.

Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Funds.  The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Short Maturity Government Fund without sales charge.  We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Short Maturity Government Fund at the next net asset value calculated after we accept such direction.  Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.  This fee will be deducted automatically from each shareholder account in June of each year unless it is prepaid.

Miscellaneous Fees

Custodial Account Fees. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Service Fees Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Funds. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund.  The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds’ excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

The Funds will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed, unless it is one of the three Funds described below which impose a redemption fee.

The International Equity, Small Company and Small/ Mid Cap Funds have adopted a redemption fee. For these Funds, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.  The Balanced, Capital Growth, Common Stock, Conservative Allocation, Georgia Municipal Bond, Government Securities, Growth Leaders, Mid Cap Growth, Mid Cap Value, Short Maturity Government, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds do not impose a redemption fee.

Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.  The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing.  Redemption fees do not apply to redemptions by check in any Fund offering the checkwriting option.  Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds’ Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, redemption fees do not apply to:

•         any single redemption of $5,000 or less;

•         accounts of asset allocation programs, lifestyle investment options or investment advisor wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•         periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•         retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•         rollovers of current investments in the Fund through qualified employee benefit plans; and

•         transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing Fund Shares

Net asset value for each Fund is calculated once, at the close of the NYSE, usually 4:00 p.m. Eastern Time, each business day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund’s outstanding shares.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of  short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc., the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income, if any, as follows:

Fund	Dividends Paid
Conservative Allocation Georgia Municipal Bond Government Securities Short Maturity Government	Monthly
Balanced Common Stock	Quarterly
Capital Growth Growth Leaders International Equity Mid Cap Growth Mid Cap Value Small Company Small/Mid Cap Sustainable Core Opportunities Sustainable Growth Opportunities	Annually

For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund.  If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00.  If the distribution is $10.00 or less, the amount will automatically be reinvested.  If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank.  If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions.  This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you.  No interest will accrue on amounts represented by uncashed dividend or other distribution checks.  To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863).  If your mailing address is not within the U.S or a military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.  Certain dividend income, including dividends received from qualifying foreign corporations and long-term capital gain s, are eligible for taxation at a reduced rate that applies to individual shareholders .  However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.  However, for taxable years beginning after December 31, 2004 and before January 1, 2010, certain distributions designated by a Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Common Stock, Conservative Allocation, Mid Cap Growth, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders in the International Equity and Conservative Allocation Funds may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Common Stock, Mid Cap Growth, Mid Cap Value and Small Company Funds with respect to such taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

The Georgia Municipal Bond Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for federal income tax purposes.  The Georgia Municipal Bond Fund intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay “exempt-interest dividends” to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, the Fund may invest up to 20% of its assets in investments which generate income that is not excludable from gross income for federal income tax purposes as well as 100% of its assets in investments that may subject certain investors to the federal alternative minimum tax (“AMT”).  Any long-term capital gains distributed by the Georgia Municipal Bond Fund will normally be taxable as capital gains. However, gain derived from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

There is a possibility that events occurring after the date of issuance of a security, or after the Georgia Municipal Bond Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for federal income tax purposes retroactively to its date of issue.  Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

The Georgia Municipal Bond Fund may invest in municipal obligations whose interest is a tax-preference item for purposes of the AMT.  If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.

If the Georgia Municipal Bond Fund invests in securities other than Georgia municipal bonds, a portion of its income distributions (or value, in the case of personal property taxes) may be subject to state and local taxes, and possibly federal income tax. The Georgia Municipal Bond Fund will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Investment Advisors and Portfolio Managers

Sentinel manages the Funds’ investments and their business operations under the overall supervision of the Funds’ Board of Directors. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund.

Sentinel has retained Steinberg to manage the investments of the Mid Cap Value Fund and GLOBALT to manage the investments of the Georgia Municipal Bond.  Until August 11, 2006, Evergreen Investment Management Company LLC (“Evergreen”) was the subadvisor managing the investments of the Conservative Allocation Fund.  Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. subadvised the International Equity Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.  Steinberg’s principal business address is 12 East 49th Street, Suite 1202, New York, NY 10017-1028.  GLOBALT’s principle business address is Terminus 100 Building, 3280 Peachtree Road NW, Suite 500, Atlanta, GA  30305.

The Funds’ investment advisory contracts call for each applicable Fund to pay Sentinel’s fees, which for the fiscal year ended November 30, 2008 were paid at a rate equal to the percentage of the Fund’s average daily net assets shown below.

Balanced Fund	0.54%
Capital Growth Fund	0.70%
Common Stock Fund	0.64%
Conservative Allocation Fund	0.55%
Georgia Municipal Bond Fund	0.45%
Government Securities Fund	0.50%
Growth Leaders Fund	0.90%
International Equity Fund	0.70%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.75%
Short Maturity Government Fund	0.50%
Small Company Fund	0.62%
Small/ Mid Cap Fund	0.70%
Sustainable Core Opportunities	0.70%
Sustainable Growth Opportunities	0.70%

A discussion regarding the basis for the Board of Directors’ most recent approval of the Funds’ investment advisory contracts is available in the Funds’ Annual Report for the fiscal year ended November 30, 2008.

Portfolio Managers

Sentinel’s staff is organized as five teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Small/Mid Cap Team is headed by Charles C. Schwartz and Betsy Pecor. The Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The following individuals are the Funds’ portfolio managers:

Balanced Fund

David M. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund.  Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000.  Mr. Brownlee holds the Chartered Financial Analyst designation.  Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research.  He has managed the equity portion of the Fund since 2004.  Mr. Manion holds the Chartered Financial Analyst designation.

Capital Growth Fund

Ms. Bramwell manages the Capital Growth Fund.  Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1994.  Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc.  Ms. Bramwell holds the Chartered Financial Analyst designation.

Common Stock Fund

Mr. Manion manages the Common Stock Fund.  Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel.  Mr. Manion has managed or co-managed the Fund since 1994.  Mr. Manion holds the Chartered Financial Analyst designation.

Conservative Allocation Fund

Mr. Manion is the Fund’s lead portfolio manager and manages the domestic equity portion of the Fund’s portfolio. David M. Brownlee manages the investment-grade bond portion, Jason Doiron manages the high-yield bond portion, and Ms. Schapiro manages the international equity portion of the Fund’s portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Doiron has been associated with Sentinel since 2008.  From 2005 to 2008, Mr. Doiron was Director—Quantitative Trading and Strategies Group for the Royal Bank of Canada’s Capital Markets Group and from 2003 to 2005 he was a Senior Quantitative Analyst—Fixed Income Derivatives for Citigroup Global Investments.  Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.  Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Georgia Municipal Bond Fund

Megan L. Busby, Gregory E. Paulette and Gary E. Fullam co-manage the Fund.  Ms. Busby has been associated with GLOBALT or an affiliate since 1987 and is a Senior Vice President and Portfolio Manager.  She has managed or co-managed the Fund or its predecessor since 1998.  Ms. Busby is a Member of the Investment Policy Committee and holds the Chartered Financial Analyst designation.  Mr. Paulette has been associated with GLOBALT since 1993 and is the Chief Investment Strategist and Member of the Investment Policy & Executive Committees for GLOBALT.  He has co-managed the Fund since March 2007.  Mr. Paulette holds the Chartered Financial Analyst designation.  Mr. Fullam has been associated with GLOBALT since 1990 and is the Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT. He has co-managed the Fund since March 2007.  Mr. Fullam holds the Chartered Financial Analyst designation.

Government Securities Fund

Mr. Brownlee manages the Government Securities Fund.  Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993.  Mr. Brownlee holds the Chartered Financial Analyst designation.

Growth Leaders Fund

Ms. Bramwell manages the Growth Leaders Fund.  Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1999.  Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc.  Ms. Bramwell holds the Chartered Financial Analyst designation.

International Equity Fund

Ms. Schapiro manages the International Equity Fund.  Ms. Schapiro has been associated with Sentinel and has managed the Fund since 2005.  From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc.  From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc.  Ms. Schapiro holds the Chartered Financial Analyst designation.

Mid Cap Growth Fund

Ms. Pecor is lead manager and Mr. Schwartz is co-manager of the Mid Cap Growth Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since December 2008.  She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since December 2008. He holds the Chartered Financial Analyst designation.

Mid Cap Value Fund

Michael A. Steinberg manages the Mid Cap Value Fund.  Mr. Steinberg is the Managing Member, a portfolio manager and analyst at Steinberg, which he formed in 1982. He has managed or co-managed the Fund or its predecessor since its inception.

Short Maturity Government Fund

Mr. Brownlee manages the Short Maturity Government Fund.  Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995.  Mr. Brownlee holds the Chartered Financial Analyst designation.

Small Company Fund

Mr. Schwartz is the lead manager and Ms. Pecor is the co-manager the Small Company Fund.  Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since 2005.  She holds the Chartered Financial Analyst designation.  Mr. Schwartz has been associated with Sentinel since 1996 and has managed or co-managed the Fund since 2004. He holds the Chartered Financial Analyst designation.

Small/Mid Cap Fund

Ms. Pecor is the lead manager and Mr. Schwartz is the co-manager of the Small/Mid Cap Fund.  Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since its inception in 2007.  She holds the Chartered Financial Analyst designation.  Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since its inception in 2007.  He holds the Chartered Financial Analyst designation.

Sustainable Core Opportunities Fund

Mr. Manion and Ms. Ocampo co-manage the Sustainable Core Opportunities Fund.  Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research.  He has managed the Fund since its inception.  Mr. Manion holds the Chartered Financial Analyst designation.  Ms. Ocampo has been associated with Sentinel since 2005 and has managed the Fund since its inception.  Previously, she worked as an equity analyst with Citigroup Asset Management from 1999 through 2005.

Sustainable Growth Opportunities Fund

Ms. Bramwell manages the Sustainable Growth Opportunities Fund. Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund since December 2008. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

For the portfolio manager(s) of each Fund, the Funds’ Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

Financial Highlights

The financial highlights table is intended to help you understand each Fund ’s financial performance for the past five years , or for the other applicable period of the Fund ’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. Financial highlights for the Capital Growth and Growth Leaders Funds prior to March 17, 2006 are based on the historical financial highlights of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively.   Financial highlights for the Mid Cap Value Fund prior to May 5, 2007 are based on the historical financial highlights of the predecessor Synovus Mid Cap Value Fund. Financial highlights for the  Sustainable Core Opportunities Fund and Sustainable Growth Opportunities Fund (formerly known as the Sustainable Emerging Companies Fund) prior to April 5, 2008 are based on the historical financial highlights of the predecessor Citizens Value Fund and Citizens Emerging Growth Fund, respectively.

Except as stated herein, the financial highlights were audited by PricewaterhouseCoopers LLP , whose report, along with the related financial statements of the Funds, is included in the Fund s’ Annual Report to Shareholders, which is available upon request.  For the Georgia Municipal Bond and the Mid Cap Value Funds, periods prior to the 2006 fiscal year have been audited by another independent registered public accounting firm.

			Income From Investment Operations				Less Distributions
				Net gains or
				losses on
	Fiscal	Net asset	Net	securities		Dividends	Distributions
Fund/	year	value,	investment	(both	Total from	(from net	(from net	Return		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	of	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	of period	(%)*
Balanced Class A
	11/30/04	$15.90	$0.28	$1.29	$1.57	$0.28	$0.36	$-	$0.64	$16.83	10.12
	11/30/05	16.83	0.32	0.86	1.18	0.34	0.82	-	1.16	16.85	7.36
	11/30/06	16.85	0.37	1.53	1.90	0.38	0.36	-	0.74	18.01	11.64
	11/30/07	18.01	0.38	1.12	1.50	0.38	0.43	-	0.81	18.70	8.60
	11/30/08	18.70	0.34	(4.60)	(4.26)	0.37	1.11	-	1.48	12.96	(24.65)
Balanced Class B
	11/30/04	15.95	0.15	1.29	1.44	0.14	0.36	-	0.50	16.89	9.21
	11/30/05	16.89	0.18	0.86	1.04	0.20	0.82	-	1.02	16.91	6.42
	11/30/06	16.91	0.23	1.53	1.76	0.23	0.36	-	0.59	18.08	10.72
	11/30/07	18.08	0.23	1.12	1.35	0.22	0.43	-	0.65	18.78	7.65
	11/30/08	18.78	0.18	(4.63)	(4.45)	0.20	1.11	-	1.31	13.02	(25.42)
Balanced Class C
	11/30/04	15.92	0.13	1.29	1.42	0.14	0.36	-	0.50	16.84	9.08
	11/30/05	16.84	0.16	0.87	1.03	0.19	0.82	-	1.01	16.86	6.35
	11/30/06	16.86	0.21	1.52	1.73	0.22	0.36	-	0.58	18.01	10.56
	11/30/07	18.01	0.20	1.13	1.33	0.21	0.43	-	0.64	18.70	7.56
	11/30/08	18.70	0.18	(4.61)	(4.43)	0.19	1.11	-	1.30	12.97	(25.41)
Balanced Class D
	11/30/04	15.84	0.22	1.28	1.50	0.18	0.36	-	0.54	16.80	9.69
	11/30/05	16.80	0.26	0.86	1.12	0.28	0.82	-	1.10	16.82	6.98
	11/30/06	16.82	0.33	1.53	1.86	0.32	0.36	-	0.68	18.00	11.41
	11/30/07	18.00	0.32	1.11	1.43	0.32	0.43	-	0.75	18.68	8.19
	11/30/08	18.68	0.19	(4.61)	(4.42)	0.19	1.11	-	1.30	12.96	(25.38)
Capital Growth Class A
	06/30/04	17.26	(0.17)	2.34	2.17	-	-	-		19.43	12.57
	06/30/05	19.43	(0.13)	0.49	0.36	-	0.37	-	0.37	19.42	1.85
	06/30/06	19.42	(0.10)	1.98	1.88	-	2.50	-	2.50	18.80	9.94
	11/30/06(B)	18.80	(0.01)	1.03	1.02	-	-	-		19.82	5.43++
	11/30/07	19.82	0.03	2.83	2.86	-	1.36	-	1.36	21.32	15.40
	11/30/08	21.32	0.02	(7.62)	(7.60)	0.02	1.40	0.18	1.60	12.12	(38.47)
Capital Growth Class C
	06/30/06(C)	19.45	(0.12)	(0.61)	(0.73)	-	-	-	-	18.72	(3.75)++
	11/30/06(B)	18.72	(0.13)	1.03	0.90	-	-	-	-	19.62	4.81++
	11/30/07	19.62	(0.29)	2.70	2.41	-	1.36	-	1.36	20.67	13.12
	11/30/08	20.67	(0.22)	(7.30)	(7.52)	-	1.40	0.18	1.58	11.57	(39.34)
	See notes to Financial Highlights at the end of the schedule

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$231,599	1.17	1.17	1.17	1.73	1.73	220
239,882	1.12	1.14	1.14	1.93	1.93	187
249,398	1.10	1.11	1.11	2.18	2.18	209
248,429	1.10	1.11	1.11	2.12	2.12	138
174,612	1.13	1.14	1.14	2.11	2.11	90
30,780	1.99	1.99	1.99	0.89	0.89	220
27,012	2.02	2.03	2.03	1.03	1.03	187
23,445	1.99	2.00	2.00	1.28	1.28	209
16,847	1.99	2.00	2.00	1.22	1.22	138
7,215	2.11	2.11	2.11	1.11	1.11	90
5,694	2.09	2.09	2.09	0.80	0.80	220
6,449	2.09	2.10	2.10	0.97	0.97	187
7,299	2.06	2.07	2.07	1.22	1.22	209
7,757	2.10	2.11	2.11	1.13	1.13	138
5,633	2.15	2.15	2.15	1.10	1.10	90
20,689	1.50	1.51	1.51	1.42	1.42	220
21,692	1.41	1.42	1.42	1.65	1.65	187
22,897	1.37	1.38	1.38	1.92	1.92	209
11,293	1.42	1.43	1.43	1.77	1.77	138
7,200	2.08	2.08	2.08	1.16	1.16	90
217,178	1.64	1.64	1.64	(0.81)	(0.81)	47
174,818	1.69	1.69	1.69	(0.61)	(0.61)	63
131,400	1.66	1.66	1.66	(0.53)	(0.53)	39
124,054	1.26+	1.27+	1.27+	(0.12)+	(0.12)+	8++
183,262	1.27	1.28	1.28	0.14	0.14	24
97,020	1.33	1.34	1.34	0.12	0.12	19
172	3.11+	3.12+	3.12+	(1.99)+	(1.99)+	39++
247	2.81+	2.82+	2.82+	(1.65)+	(1.65)+	8++
3,150	2.83	2.84	2.84	(1.42)	(1.42)	24
2,265	2.80	2.80	2.80	(1.34)	(1.34)	19

			Income From Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both [both	Total from	(from net	(from net		Net asset	Total
Share	(period	beginning	Income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*
Common Stock Class A
	11/30/04	$29.76	$0.23	$3.53	$3.76	$0.15	$2.13	$2.28	$31.24	13.19
	11/30/05	31.24	0.25	2.79	3.04	0.28	2.80	3.08	31.20	10.51
	11/30/06	31.20	0.28	4.23	4.51	0.30	1.40	1.70	34.01	15.18
	11/30/07	34.01	0.30	3.18	3.48	0.27	1.42	1.69	35.80	10.62
	11/30/08	35.80	0.28	(12.34)	(12.06)	0.30	1.84	2.14	21.60	(35.74)
Common Stock Class B
	11/30/04	29.46	(0.06)	3.49	3.43	-	2.13	2.13	30.76	12.12
	11/30/05	30.76	(0.01)	2.74	2.73	0.05	2.80	2.85	30.64	9.49
	11/30/06	30.64	(0.02)	4.15	4.13	0.02	1.40	1.42	33.35	14.08
	11/30/07	33.35	(0.04)	3.11	3.07	-	1.42	1.42	35.00	9.54
	11/30/08	35.00	(0.05)	(12.05)	(12.10)	-	1.84	1.84	21.06	(36.45)
Common Stock Class C
	11/30/04	29.41	(0.08)	3.48	3.40	-	2.13	2.13	30.68	12.03
	11/30/05	30.68	(0.07)	2.76	2.69	0.04	2.80	2.84	30.53	9.41
	11/30/06	30.53	(0.05)	4.14	4.09	0.02	1.40	1.42	33.20	14.00
	11/30/07	33.20	(0.03)	3.09	3.06	-	1.42	1.42	34.84	9.56
	11/30/08	34.84	0.02	(12.01)	(11.99)	0.02	1.84	1.86	20.99	(36.30)
Conservative Allocation Class A^
	11/30/04	11.25	0.40	0.65	1.05	0.48	-	0.48	11.82	9.58
	11/30/05	11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
	11/30/06	11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
	11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77
	11/30/08	11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52	(16.14)
Conservative Allocation Class B^
	11/30/04	11.24	0.31	0.64	0.95	0.39	-	0.39	11.80	8.65
	11/30/05	11.80	0.31	(0.15)	0.16	0.34	0.23	0.57	11.39	1.42
	11/30/06	11.39	0.34	0.58	0.92	0.37	0.21	0.58	11.73	8.37
	11/30/07	11.73	0.29	0.40	0.69	0.40	0.19	0.59	11.83	5.99
	11/30/08	11.83	0.27	(2.22)	(1.95)	0.28	0.12	0.40	9.48	(16.99)
Conservative Allocation Class C^
	11/30/04	11.25	0.32	0.63	0.95	0.40	-	0.40	11.80	8.70
	11/30/05	11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
	11/30/06	11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
	11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82
	11/30/08	11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49	(16.92)
Georgia Municipal Bond Class A
	10/31/04(E)	10.22	0.28	0.08	0.36	0.28	0.14	0.42	$10.16	3.56
	10/31/05	10.16	0.28	(0.31)	(0.03)	0.28	0.01	0.29	9.84	(0.25)
	10/31/06	9.84	0.27	0.05	0.32	0.27	0.04	0.31	9.85	3.40
	10/31/07	9.85	0.23	(0.05)	0.18	0.26	0.05	0.31	9.72	1.77
	11/30/07(F)	9.72	0.02	0.07	0.09	0.02	-	0.02	9.79	0.97++
	11/30/08	9.79	0.11	(0.27)	(0.16)	0.16	0.05	0.21	9.42	(1.66)

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$1,042,308	1.05	1.05	1.05	0.76	0.76	57
1,071,523	1.04	1.05	1.05	0.83	0.83	26
1,114,097	1.10	1.10	1.13	0.88	0.86	13
1,110,318	1.10	1.10	1.11	0.88	0.87	16
669,694	1.16	1.16	1.16	0.93	0.93	17
61,909	1.99	1.99	1.99	(0.21)	(0.21)	57
53,970	1.98	1.99	1.99	(0.11)	(0.11)	26
47,559	2.05	2.06	2.08	(0.08)	(0.11)	13
34,582	2.08	2.09	2.10	(0.11)	(0.12)	16
12,409	2.20	2.20	2.20	(0.15)	(0.15)	17
6,530	2.06	2.06	2.06	(0.25)	(0.25)	57
9,585	2.09	2.09	2.09	(0.20)	(0.20)	26
14,869	2.12	2.13	2.16	(0.12)	(0.15)	13
22,498	2.06	2.07	2.07	(0.08)	(0.08)	16
15,113	2.03	2.03	2.03	0.06	0.06	17
52,951	1.17	1.17	1.17	3.52	3.52	136
55,829	1.15	1.16	1.16	3.60	3.60	174
38,175	1.25	1.26	1.26	3.73	3.73	204
38,193	1.26	1.28	1.28	3.21	3.21	254
65,919	1.15	1.16	1.16	3.45	3.45	306
13,497	1.99	1.99	1.99	2.73	2.73	136
14,037	1.98	1.98	1.98	2.78	2.78	174
12,007	2.12	2.13	2.13	2.87	2.87	204
10,403	2.04	2.07	2.07	2.43	2.43	254
12,275	2.07	2.08	2.08	2.49	2.49	306
9,114	1.84	1.84	1.84	2.90	2.90	136
9,875	1.84	1.85	1.85	2.91	2.91	174
6,540	2.23	2.24	2.24	2.74	2.74	204
7,479	2.23	2.25	2.25	2.24	2.24	254
10,836	1.98	2.00	2.00	2.58	2.58	306
$691	1.04	1.04	1.04	2.74	2.74	4
739	1.06	1.06	1.06	2.81	2.81	15
653	1.13	1.13	1.13	2.80	2.80	16
587	1.53	1.54	1.54	2.35	2.35	19
401	1.60+	1.62+	1.62+	2.33+	2.33+	0++
1,102	2.72	2.72	2.72	1.18	1.18	11

Financial Highlights
			Income From Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from net		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	(%)*
Government Securities Class A
	11/30/04	10.38	0.39	0.10	0.49	0.45	-	0.45	10.42	4.80
	11/30/05	10.42	0.43	(0.21)	0.22	0.45	-	0.45	10.19	2.08
	11/30/06	10.19	0.47	0.06	0.53	0.48	-	0.48	10.24	5.41
	11/30/07	10.24	0.48	0.15	0.63	0.48	-	0.48	10.39	6.36
	11/30/08	10.39	0.46	0.19	0.65	0.47	-	0.47	10.57	6.36
Government Securities Class C
	11/30/06(G)	9.96	0.17	0.29	0.46	0.18	-	0.18	10.24	4.62++
	11/30/07	10.24	0.33	0.13	0.46	0.32	-	0.32	10.38	4.56
	11/30/08	10.38	0.37	0.19	0.56	0.37	-	0.37	10.57	5.47
Growth Leaders Class A
	06/30/04	8.09	(0.09)	1.47	1.38	-	-	-	9.47	17.06
	06/30/05	9.47	(0.08)	(0.08)	(0.16)	-	-	-	9.31	(1.69)
	06/30/06	9.31	(0.06)	1.34	1.28	-	-	-	10.59	13.75
	11/30/06(B)	10.59	0.01	0.56	0.57	-	-	-	11.16	5.38++
	11/30/07	11.16	(0.01)	2.15	2.14	0.01	-	0.01	13.29	19.14
	11/30/08	13.29	(0.04)	(4.44)	(4.48)	-	0.39	0.39	8.42	(34.72)
Growth Leaders Class C
	06/30/06(C)	10.95	(0.04)	(0.34)	(0.38)	-	-	-	10.57	(3.47)++
	11/30/06(B)	10.57	(0.04)	0.55	0.51	-	-	-	11.08	4.82++
	11/30/07	11.08	(0.31)	2.09	1.78	-	-	-	12.86	16.06
	11/30/08	12.86	(0.20)	(4.25)	(4.45)	-	0.39	0.39	8.02	(35.68)
See notes to Financial Highlights at the end of the schedule

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
104,738	0.97	0.98	0.98	3.78	3.78	473
204,868	1.00	1.02	1.02	4.09	4.09	505
214,374	0.98	0.99	0.99	4.68	4.68	678
249,248	0.98	0.99	0.99	4.70	4.70	464
394,255	0.95	0.96	0.96	4.43	4.43	458
567	2.64+	2.64+	2.64+	3.15+	3.15+	678++
5,035	2.35	2.36	2.36	3.30	3.30	464
15,695	1.84	1.85	1.85	3.54	3.54	458
10,916	1.75	1.75	2.58	(0.91)	(1.74)	172
7,936	1.75	1.75	3.00	(0.77)	(2.02)	200
8,043	1.75	1.76	3.09	(0.60)	(1.94)	157
11,257	1.45+	1.51+	1.67+	0.14+	(0.02)+	30++
17,783	1.45	1.48	1.73	(0.19)	(0.44)	75
17,966	1.45	1.47	1.64	(0.31)	(0.48)	34
385	2.79+	2.81+	3.62+	(1.16)+	(1.97)+	157++
439	2.43+	2.49+	2.64+	(0.87)+	(1.03)+	30++
1,580	3.89	3.92	4.17	(2.58)	(2.84)	75
1,729	2.92	2.94	3.10	(1.78)	(1.95)	34

			Income From Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from net		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	(%)*
International Equity Class A
	11/30/04	$13.82	$0.20	$3.17#	$3.37	$0.14	$-	$0.14	$17.05	24.58#
	11/30/05	17.05	0.21	1.56	1.77	0.17	-	0.17	18.65	10.43
	11/30/06	18.65	0.17	4.42	4.59	0.24	1.00	1.24	22.00	26.04
	11/30/07	22.00	0.20	3.58	3.78	0.18	1.89	2.07	23.71	18.72
	11/30/08	23.71	0.23	(10.65)	(10.42)	0.20	1.98	2.18	11.11	(48.11)
International Equity Class B
	11/30/04	13.53	0.06	3.07#	3.13	-	-	-	16.66	23.13#
	11/30/05	16.66	0.03	1.50	1.53	-	-	-	18.19	9.18
	11/30/06	18.19	(0.05)	4.32	4.27	0.03	1.00	1.03	21.43	24.62
	11/30/07	21.43	(0.02)	3.47	3.45	-	1.89	1.89	22.99	17.45
	11/30/08	22.99	-	(10.28)	(10.28)	-	1.98	1.98	10.73	(48.66)
International Equity Class C
	11/30/04	13.59	(0.01)	3.14#	3.13	-	-	-	16.72	23.03#
	11/30/05	16.72	0.01	1.52	1.53	-	-	-	18.25	9.15
	11/30/06	18.25	(0.11)	4.39	4.28	-	1.00	1.00	21.53	24.55
	11/30/07	21.53	(0.02)	3.49	3.47	-	1.89	1.89	23.11	17.47
	11/30/08	23.11	0.03	(10.35)	(10.32)	0.01	1.98	1.99	10.80	(48.58)
Mid Cap Growth Class A
	11/30/04	13.64	(0.12)	1.45	1.33	-	-	-	14.97	9.75
	11/30/05	14.97	(0.09)	0.93	0.84	-	-	-	15.81	5.61
	11/30/06	15.81	(0.10)	1.24	1.14	-	-	-	16.95	7.21
	11/30/07	16.95	(0.12)	2.83	2.71	-	-	-	19.66	15.99
	11/30/08	19.66	(0.15)	(8.85)	(9.00)	-	-	-	10.66	(45.78)
Mid Cap Growth Class B
	11/30/04	12.74	(0.24)	1.35	1.11	-	-	-	13.85	8.71
	11/30/05	13.85	(0.23)	0.85	0.62	-	-	-	14.47	4.48
	11/30/06	14.47	(0.24)	1.14	0.90	-	-	-	15.37	6.22
	11/30/07	15.37	(0.29)	2.53	2.24	-	-	-	17.61	14.57
	11/30/08	17.61	(0.33)	(7.86)	(8.19)	-	-	-	9.42	(46.51)
Mid Cap Growth Class C
	11/30/04	13.01	(0.30)	1.37	1.07	-	-	-	14.08	8.22
	11/30/05	14.08	(0.26)	0.86	0.60	-	-	-	14.68	4.26
	11/30/06	14.68	(0.26)	1.15	0.89	-	-	-	15.57	6.06
	11/30/07	15.57	(0.33)	2.58	2.25	-	-	-	17.82	14.45
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	-	-	-	9.56	(46.35)
See notes to Financial Highlights at the end of the schedule

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$109,959	1.30	1.31	1.31	1.34	1.34	28
113,349	1.30	1.32	1.32	1.29	1.29	23
149,605	1.35	1.39	1.39	0.86	0.86	63
159,017	1.36	1.37	1.37	1.00	1.00	31
114,641	1.45	1.45	1.45	1.31	1.31	43
11,802	2.44	2.45	2.45	0.22	0.22	28
12,054	2.40	2.42	2.42	0.21	0.21	23
13,045	2.45	2.49	2.49	(0.20)	(0.20)	63
11,353	2.42	2.44	2.44	(0.10)	(0.10)	31
3,334	2.51	2.52	2.52	0.01	0.01	43
3,394	2.53	2.54	2.54	0.17	0.17	28
2,867	2.47	2.49	2.49	0.18	0.18	23
5,223	2.51	2.56	2.56	(0.26)	(0.26)	63
8,173	2.41	2.43	2.43	(0.07)	(0.07)	31
3,363	2.42	2.43	2.43	0.15	0.15	43
147,021	1.24	1.24	1.24	(0.90)	(0.90)	98
166,181	1.24	1.25	1.25	(0.60)	(0.60)	160
149,787	1.32	1.33	1.33	(0.61)	(0.61)	83
140,380	1.34	1.36	1.36	(0.63)	(0.63)	85
70,098	1.44	1.45	1.45	(0.86)	(0.86)	82
26,608	2.19	2.20	2.20	(1.86)	(1.86)	98
24,820	2.28	2.30	2.30	(1.65)	(1.65)	160
17,073	2.35	2.36	2.36	(1.63)	(1.63)	83
11,844	2.51	2.53	2.53	(1.78)	(1.78)	85
3,708	2.70	2.71	2.71	(2.12)	(2.12)	82
2,873	2.60	2.61	2.61	(2.27)	(2.27)	98
4,869	2.48	2.50	2.50	(1.84)	(1.84)	160
3,997	2.48	2.49	2.49	(1.76)	(1.76)	83
4,997	2.64	2.65	2.65	(1.95)	(1.95)	85
2,203	2.57	2.57	2.57	(1.99)	(1.99)	82

			Income From Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from net		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	(%)*
Mid Cap Value Class A
	10/31/04	$11.79	$0.08	$2.11	$2.19	$0.02	$-	$0.02	$13.96	18.58
	10/31/05	13.96	(0.11)	2.79	2.68	0.06	0.63	0.69	15.95	19.78^^
	10/31/06	15.95	(0.01)	2.01	2.00	-	2.18	2.18	15.77	13.87
	10/31/07	15.77	0.07	3.84	3.91	-	0.95	0.95	18.73	25.87
	11/30/07(F)	18.73	-	(1.37)	(1.37)	-	-	-	17.36	(7.31)++
	11/30/08	17.36	0.02	(6.78)	(6.76)	0.12	1.83	1.95	8.65	(43.72)
Mid Cap Value Class C
	10/31/04	11.69	(0.02)	2.09	2.07	-	-	-	13.76	17.72
	10/31/05	13.76	(0.20)	2.73	2.53	-	0.63	0.63	15.66	18.86^^
	10/31/06	15.66	(0.12)	1.97	1.85	-	2.18	2.18	15.33	13.09
	10/31/07	15.33	(0.05)	3.71	3.66	-	0.95	0.95	18.04	24.93
	11/30/07(F)	18.04	-	(1.33)	(1.33)	-	-	-	16.71	(7.37)++
	11/30/08	16.71	(0.08)	(6.49)	(6.57)	0.05	1.83	1.88	8.26	(44.16)
Short Maturity Government Class A
	11/30/04	9.54	0.29	(0.04)	0.25	0.42	-	0.42	9.37	2.64
	11/30/05	9.37	0.31	(0.21)	0.10	0.40	-	0.40	9.07	1.09
	11/30/06	9.07	0.37	(0.01)	0.36	0.42	-	0.42	9.01	4.11
	11/30/07	9.01	0.37	0.08	0.45	0.42	-	0.42	9.04	5.16
	11/30/08	9.04	0.37	0.02	0.39	0.40	-	0.40	9.03	4.43
Short Maturity Government Class S
	11/30/05(H)	9.28	0.21	(0.15)	0.06	0.27	-	0.27	9.07	0.58++
	11/30/06	9.07	0.33	(0.01)	0.32	0.38	-	0.38	9.01	3.64
	11/30/07	9.01	0.33	0.08	0.41	0.38	-	0.38	9.04	4.60
	11/30/08	9.04	0.33	0.02	0.35	0.36	-	0.36	9.03	3.95
See notes to Financial Highlights at the end of the schedule

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$6,121	1.35	1.35	1.44	0.56	0.47	31
4,538	1.34	1.34	1.35	(0.74)	(0.75)	53
4,169	1.35	1.35	1.38	(0.05)	(0.08)	35
23,604	1.55	1.55	1.59	0.38	0.42	33
24,778	1.80+	1.81+	1.81+	0.09+	0.09+	3++
70,040	1.50	1.50	1.50	0.18	0.18	44
6,330	2.10	2.10	2.19	(0.19)	(0.28)	31
9,040	2.09	2.09	2.10	(1.33)	(1.34)	53
9,425	2.10	2.10	2.13	(0.79)	(0.82)	35
13,321	2.16	2.17	2.20	(0.30)	(0.27)	33
14,248	2.03+	2.04+	2.04+	(0.11)+	(0.11)+	3++
14,800	2.22	2.23	2.23	(0.58)	(0.58)	44
322,431	0.91	0.91	1.07	3.06	2.90	136
259,386	1.05	1.06	1.09	3.39	3.36	113
185,410	1.06	1.08	1.08	4.02	4.02	90
147,329	1.07	1.09	1.09	4.17	4.17	21
178,815	1.03	1.04	1.04	4.03	4.03	58
18,323	1.44+	1.45+	1.45+	3.21+	3.21+	113++
9,025	1.48	1.48	1.48	3.60	3.60	90
6,873	1.58	1.59	1.59	3.66	3.66	21
37,624	1.44	1.45	1.45	3.59	3.59	58

Financial Highlights
			Income From Investment Operations				Less Distributions
				Net gains or
				losses on
	Fiscal	Net asset	Net	securities		Dividends	Distributions
Fund/	year	value,	investment	(both	Total from	(from net	(from net	Return		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	of	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period	(%)*
Small Company Class A
	11/30/04	$6.74	$(0.02)	$1.19	$1.17	-	$0.09	$-	$0.09	$7.82	17.54
	11/30/05	7.82	(0.03)	0.74	0.71	-	0.49	-	0.49	8.04	9.67
	11/30/06	8.04	(0.02)	1.20	1.18	-	0.71	-	0.71	8.51	16.05
	11/30/07	8.51	-	0.66	0.66	-	0.97	-	0.97	8.20	8.74
	11/30/08	8.20	(0.03)	(2.60)	(2.63)	-	0.81	0.01	0.82	4.75	(35.47)
Small Company Class B
	11/30/04	6.06	(0.08)	1.07	0.99	-	0.09	-	0.09	6.96	16.52
	11/30/05	6.96	(0.08)	0.65	0.57	-	0.49	-	0.49	7.04	8.79
	11/30/06	7.04	(0.08)	1.03	0.95	-	0.71	-	0.71	7.28	14.97
	11/30/07	7.28	(0.06)	0.56	0.50	-	0.97	-	0.97	6.81	7.90
	11/30/08	6.81	(0.07)	(2.11)	(2.18)	-	0.81	0.01	0.82	3.81	(36.18)
Small Company Class C
	11/30/04	6.58	(0.08)	1.16	1.08	-	0.09	-	0.09	7.57	16.58
	11/30/05	7.57	(0.09)	0.71	0.62	-	0.49	-	0.49	7.70	8.75
	11/30/06	7.70	(0.08)	1.14	1.06	-	0.71	-	0.71	8.05	15.11
	11/30/07	8.05	(0.06)	0.62	0.56	-	0.97	-	0.97	7.64	7.88
	11/30/08	7.64	(0.08)	(2.39)	(2.47)	-	0.81	0.01	0.82	4.35	(36.04)
Small/Mid Cap Class A
	11/30/08(I)	20.00	(0.10)	(6.67)	(6.77)	-	-	-	-	13.23	(33.85)++
Small/Mid Cap Class C
	11/30/08(I)	20.00	(0.10)	(6.68)	(6.78)	-	-	-	-	13.22	(33.90)++
Sustainable Core Opportunities Class A
	06/30/04(E)	8.64	(0.02)	1.89	1.87	-	-	-	-	10.51	21.64
	06/30/05(E)	10.51	(0.01)	1.10	1.09	-	-	-	-	11.60	10.37
	06/30/06(E)	11.60	0.02	1.12	1.14	-	-	-	-	12.74	9.83
	06/30/07(E)	12.74	0.04	2.58	2.62	0.05	-	-	0.05	15.31	20.63
	06/30/08	15.31	0.03	(2.45)	(2.42)	0.04	-	-	0.04	12.85	(15.84)
	11/30/08(J)	12.85	0.02	(4.27)	(4.25)	-	-	-	-	8.60	(33.07)++
Sustainable Core Opportunities Class C
	06/30/08(K)	13.48	(0.03)	(0.63)	(0.66)	-	-	-	-	12.82	(4.90)++
	11/30/08(J)	12.82	(0.03)	(4.25)	(4.28)	-	-	-	-	8.54	(33.39)++
See notes to Financial Highlights at the end of the schedule

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss)	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$1,063,847	1.12	1.12	1.12	(0.31)	(0.31)	53
1,092,186	1.12	1.13	1.13	(0.31)	(0.31)	64
1,226,831	1.13	1.13	1.13	(0.29)	(0.29)	53
1,223,641	1.13	1.13	1.13	(0.01)	(0.01)	47
721,874	1.22	1.22	1.22	(0.48)	(0.48)	45
144,580	2.03	2.04	2.04	(1.23)	(1.23)	53
147,266	2.01	2.01	2.01	(1.19)	(1.19)	64
143,830	1.99	2.00	2.00	(1.16)	(1.16)	53
117,562	2.00	2.01	2.01	(0.87)	(0.87)	47
45,896	2.09	2.09	2.09	(1.37)	(1.37)	45
165,175	1.93	1.93	1.93	(1.12)	(1.12)	53
157,861	1.94	1.94	1.94	(1.12)	(1.12)	64
166,878	1.94	1.94	1.94	(1.10)	(1.10)	53
186,560	1.97	1.98	1.98	(0.87)	(0.87)	47
113,843	1.99	1.99	1.99	(1.25)	(1.25)	45
2,347	1.22+	1.23+	1.23+	(0.55)+	(0.55)+	55++
2,029	1.21+	1.22+	1.22+	(0.54)+	(0.54)+	55++
23,871	1.78	1.78	1.78	(0.23)	(0.23)	130
27,791	1.70	1.70	1.70	(0.11)	(0.11)	173
33,081	1.29	1.29	1.62	0.15	(0.18)	58
56,385	1.29	1.29	1.61	0.37	0.05	40
251,146	1.21	1.21	1.37	0.18	0.02	82
157,704	1.27+	1.28+	1.35+	0.48+	0.41+	6++
475	2.31+	2.31+	2.39+	(1.00)+	(1.09)+	82++
334	2.38+	2.38+	2.45+	(0.61)+	(0.69)+	6++

			Income From Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	Securities (both (both[both	Total from	(from net	(from net		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	(%)*
Sustainable Emerging Companies Class A
	06/30/04(E)	$10.96	$(0.20)	$2.25	$2.05	$-	$-	$-	$13.01	18.70
	06/30/05	13.01	(0.18)	1.27	1.09	-	-	-	14.10	8.38
	06/30/06	14.10	(0.20)	2.50	2.30	-	-	-	16.40	16.31
	06/30/07	16.40	(0.12)	2.30	2.18	-	-	-	18.58	13.29
	06/30/08	18.58	(0.23)	(1.67)	(1.90)	-	-	-	16.68	(10.23)
	11/30/08(J)	16.68	(0.06)	(7.26)	(7.32)	-	-	-	9.36	(43.88)++
Sustainable Emerging Companies Class C
	06/30/08(K)	16.94	(0.10)	(0.22)	(0.32)	-	-	-	16.62	(1.89)++
	11/30/08(J)	16.62	(0.11)	(7.21)	(7.32)	-	-	-	9.30	(44.04)++

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period.  Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

+ Annualized

++ Not Annualized

^ Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

^^ Total Returns would have been 19.48% and 18.56% for the Class A and Class C Shares, respectively, without the payment by affiliate.

 (B) The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30,2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund, and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.

(C) Commenced operations March 17, 2006.

(E) Per share net investment income loss and net realized and unrealized gains/(losses) calculated without the use of average shares.

(F) The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information for the Sentinel Georgia Municipal Bond Fund prior to May 5, 2007 is based on predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

(G) Commenced operations June 1,2006.

(H) Commenced operations March 3, 2005. First public offering March 4, 2005.

			Ratios/Supplement Data
Net assets at		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
end of	Ratio of	to average net	average net assets	investment	(loss) to average net assets
period	expenses to	assets before	before contractual and	income (loss)	before contractual and	Portfolio
(000	average net	custodian fee	voluntary expense	to average net	voluntary expense	turnover rate
omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$165,782	1.93	1.93	1.94	(1.47)	(1.48)	152
157,963	1.96	1.96	1.96	(1.39)	(1.39)	110
170,704	1.90	1.90	1.90	(1.30)	(1.30)	60
177,514	1.88	1.88	1.88	(0.72)	(0.72)	48
164,005	1.75	1.75	1.77	(1.30)	(1.32)	113
87,026	1.45+	1.45+	1.45+	(1.01)+	(1.01)+	39++
520	2.79+	2.79+	2.79+	(2.39)+	(2.39)+	113++
292	2.43+	2.44+	2.44+	(1.99)+	(1.99)+	39++

(I) Commenced operations December 3, 2007.

(J) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Emerging Companies Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

(K) Commenced operations April 7, 2008.

# On July 1,2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD and now FINRA) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31,2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:

	Reimbursement	Impact on net realized gains	Impact on total return (%)
Sentinel International Equity Fund Class A	$566,981	$0.09	0.66
Sentinel International Equity Fund Class B	62,699	0.08	0.59
Sentinel International Equity Fund Class C	15,951	0.09	0.66

On October 4, 2004, the Fund Distributor entered into a Letter of Acceptance, Waiver and Consent with the NASD (now FINRA) settling this matter.

** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the latest Annual Report.

Amounts designated as "-" are either zero or represent less than $0.005 or $(0.005).

Shareholder Reports

Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1‑800-282-FUND (3863).

Statement of Additional Information

The Funds’ Statement of Additional Information contains additional information about the Funds, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863).

Please contact your registered representative or the Funds at 1-800-282-FUND (3863) if you have any questions or would like additional information about the Funds.

The Funds’ Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at the Funds’ website at www.sentinelinvestments.com or by calling the Funds at 1-800-282-FUND (3863). Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC in Washington, D.C..

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:
Sentinel Funds One National Life Drive Montpelier, VT 05604	Sentinel Funds c/o Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05604-1499

Investment Advisor	Counsel
Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Principal Underwriter	Independent Registered Public Accounting Firm
Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Transfer and Dividend Disbursing Agent and Administrator	Custodian
Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604 800-282-FUND (3863)	State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105

Investment Company Act File No. 811- 00214